UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

PATHFINDER BANCORP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2021

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at 10:00 a.m., Eastern Time, on June 4, 2021. We are pleased that this year’s Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/221214620 on the meeting date and time described in the accompanying proxy statement. The password for the meeting is PBHC2021. There is no physical location for the Annual Meeting. In light of the Coronavirus pandemic, we believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any location.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting, we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of three directors; an advisory vote on executive compensation (“Say-on-Pay”); an advisory vote on the frequency of future “Say-on-Pay” advisory votes; the appointment of Bonadio & Co., LLP, as our independent registered public accounting firm for the year ending December 31, 2021; an amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock; the issuance of stock in accordance with NASDAQ Marketplace Rule 5635(d) and an adjournment proposal.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominated directors; “FOR” an advisory vote approving the “Say-on-Pay” executive compensation resolution; “FOR” an advisory vote authorizing that future “Say-on-Pay” advisory votes be conducted every three years; “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2021; “FOR” an amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock; “FOR” the issuance of stock in accordance with NASDAQ Marketplace Rule 5635(d); and “FOR” the adjournment proposal.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, or vote by telephone or internet as directed on our Proxy Card enclosed, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Thomas W. Schneider

President and Chief Executive Officer

Pathfinder Bancorp, Inc.

214 West First Street

Oswego, New York 13126

(315) 343-0057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – JUNE 4, 2021

Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc. will be held at 10:00 a.m., Eastern Time, on June 4, 2021. This year’s Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/221214620 on the meeting date and time described in the accompanying proxy statement. The password for the meeting is PBHC2021. There is no physical location for the Annual Meeting. In light of the Coronavirus pandemic, we believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any location. Details regarding how to participate in the meeting online are more fully described in the accompanying proxy statement.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1)	The election of three directors;

2)	An advisory vote on executive compensation (“Say-on-Pay”);

3)	An advisory vote on the frequency of future “Say-on-Pay” votes;

4)	The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2021;

5)	The approval of an amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock;

6)

The approval, for purposes of NASDAQ Rule 5635(d), of the potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the Warrant;

7)	The adjournment of the Annual Meeting; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 24, 2021 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET AS DIRECTED ON OUR PROXY CARD ENCLOSED. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ELECTRONICALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED TO REGISTER IN ADVANCE TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET. OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING.

By Order of the Board of Directors

William O’Brien, Secretary

April 30, 2021

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

			Page #
I.	Information about this Proxy Statement and the Annual Meeting		1
	A.	Date, Time and Place	1
	B.	Voting Securities and Principal Holders Thereof	1
	C.	Proxy Solicitation Costs	3
	D.	Revocation of Proxies	3
	E.	Conduct of Meeting	3
	F.	Attendance of Directors at the Annual Meeting	3
	G.	Other Matters	3
	H.	Smaller Reporting Company	3
II.	Our Governance and Beneficial Ownership		4
	A.	Leadership Structure and Risk Oversight Rule of the Board of Directors	4
	B.	Independence and Diversity of Directors	4
	C.	Security Ownership of Certain Beneficial Owners and Management	4
	D.	Section 16(a) Beneficial Ownership Reporting Compliance	7
	E.	Transactions with Certain Related Persons	7
	F.	Anti-Hedging Policy	8
	G.	Code of Ethics	9
	H.	Shareholder Communications	9
III.	Meetings and Committees of the Board of Directors		9
	A.	Nominating/Governance Committee	10
	B.	Compensation Committee	11
	C.	Audit Committee	11
	D.	Asset/Liability Committee (ALCO)	12
	E.	Executive/Loan Committee	12
	F.	Other Committees	12
IV.	Compensation Disclosures		12
	A.	Executive Compensation	12
	B.	Compensation of our Named Executive Officers	14
	C.	Directors Compensation	20
V.	Proposal 1 – Election of Directors		21
	A.	Composition of our Board	21
	B.	Nominees	22
	C.	Continuing Directors	23
	D.	Retiring Director	24
	E.	Executive Officers who are not Directors	25
VI.	Proposal 2 – Advisory Vote on Executive Compensation		25
	A.	Resolution to be Voted	25
VII.	Proposal 3 – Advisory Vote on the Frequency of Future “Say-on-Pay” Advisory Votes		26
VIII.	Proposal 4 – Ratification of Appointment of Auditors		26
	A.	Audit and Related Fees for 2020	27
	B.	Audit Committee Report	27
IX.	Proposal 5 – Approval of Amendment to the Articles of Incorporation to Authorize the Non-Voting Common Stock		28
X.	Proposal 6 – Approval of the Potential Issuance of 20% or Greater of the Company’s Outstanding Common Stock (Or If Created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to Exercise the Warrant		32
XI.	Proposal 7 – Adjournment of the Annual Meeting		40
XII.	Next Year		40
XIII.	Appendix A – Establishing a Class of Non-Voting Common Stock		A-1
XIV.	Appendix B – Series B Convertible Perpetual Preferred Stock		B-1
XV.	Appendix C – Warrant		C-1

PROXY STATEMENT

Pathfinder Bancorp, Inc.

214 West First Street

Oswego, New York 13126

(315) 343-0057

I.	INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

A.	DATE, TIME AND PLACE

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (the “Company”) to be used at our Annual Meeting of Shareholders (the “Annual Meeting”), which will be held on June 4, 2021 at 10:00 a.m., Eastern Time, and all adjournments of the Annual Meeting. The accompanying notice of Annual Meeting and this proxy statement are first being mailed to shareholders on or about April 30, 2021.

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on March 24, 2021 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. If you are unable to access the virtual meeting and need assistance finding a place to access the Annual Meeting on the internet, please contact the Company at 315-207-8040 prior to June 2, 2021.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/221214620. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is PBHC2021. The online meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

B.	VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on the Record Date, are entitled to one vote for each share they own. As of the Record Date, we had 4,540,520 shares of common stock outstanding. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account for non-discretionary voting items such as the election of directors, such shares will be considered “Broker non-votes.” Broker non-votes and proxies marked “abstain” will be counted for purposes of determining that a quorum is present, but will not be considered as votes cast as to the matters to be considered.

As to the election of directors, shareholders may cast their votes “For” or “Withhold.” As to the advisory vote on executive compensation (“Say-on-Pay”), shareholders may cast their votes “For”, “Against” or “Abstain.” As to the advisory vote on the frequency of future “Say-on-Pay” advisory votes (“Say-on-Pay Frequency”), shareholders will be able to specify one of four choices for this proposal on the proxy card: “One year”, “Two years”, “Three years”, or “Abstain”. As to the ratification of our independent registered public-accounting firm, shareholders may cast their votes “For,” “Against” or “Abstain.” As to the amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock, shareholders may cast their votes “For”, “Against” or “Abstain.” As for the issuance of stock in accordance with NASDAQ Marketplace Rule 5635(d), shareholders may cast their votes “For”, “Against” or “Abstain.” As for the adjournment proposal, shareholders may cast their votes “For”, “Against” or “Abstain.”

Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the outstanding votes eligible to be cast at the Annual Meeting or by proxy is required for the amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for the “Say-on-Pay” vote, the ratification of Bonadio & Co., LLP as our independent registered public accounting firm (the “Auditors”) for the year ending December 31, 2021, the issuance of stock in accordance with NASDAQ Marketplace Rule 5635(d) and the adjournment proposal. The selection for Say-on-Pay Frequency that receives a plurality of affirmative votes will be considered the preference of the shareholders.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit unless approved by our Board of Directors. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit. However, pursuant to our Articles of Incorporation, our employee stock ownership plan will not be deemed to beneficially own any “over the limit Company stock” held under such plan. Castle Creek Capital Partners VII, L.P. has been approved by the Board of Directors to vote shares held in excess of the Limit.

If you participate in the Pathfinder Bank (“Pathfinder Bank” or the “Bank”) Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card so that you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pathfinder Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP voting instructions is May 27, 2020.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 2, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

•	By email—Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

•	By mail:

Computershare

Pathfinder Bancorp, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

C.	PROXY SOLICITATION COSTS

The Company will pay all costs relating to the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 to assist in soliciting proxies for a base fee of $6,000 plus reasonable and approved out-of-pocket expenses. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of the Company’s stock.

D.	REVOCATION OF PROXIES

Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted as recommended on the cover letter attached to this statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the Annual Meeting. We know of no additional matters that will be presented for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder votes electronically at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you must register in advance following the instructions described above.

E.	CONDUCT OF MEETING

In accordance with our bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the Annual Meeting. The Chair of the Board has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders who have questions, and the right to determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the agenda of the matters to be considered at the Annual Meeting.

F.	ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING

The Company does not have a policy regarding the attendance of Board members at the Annual Meeting, although all are encouraged to attend. All of our directors attended the 2020 Annual Meeting.

G.	OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under Maryland Law and the Securities Exchange Act of 1934.

H.	SMALLER REPORTING COMPANY

The Company has elected to prepare this Proxy Statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the Securities and Exchange Commission.

II.	OUR GOVERNANCE AND BENEFICIAL OWNERSHIP

A.	LEADERSHIP STRUCTURE AND RISK OVERSIGHT ROLE OF THE BOARD OF DIRECTORS

Our Board has a separate person serve as Chief Executive Officer (“CEO”) and Chair of the Board and has functioned in that manner since the year 2000. Mr. Burritt, our Chair, is an independent director as defined by NASDAQ’s listing requirements. The Company has spent significant time evaluating its leadership structure and has determined that, under the present circumstances, separating the Chair and CEO positions is appropriate. We believe this separation allows our Board to concentrate on policy and strategy and our CEO the time to concentrate on executing such strategy. Additionally, we believe this structure is most appropriate given the Board’s role in monitoring the Company’s execution of its business plan and the risk elements associated with such execution.

The primary risks facing the Bank, as the operating subsidiary of the Company, are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for loan losses, cyber security risks, competitive risks and regulatory risks. While the full Board is actively engaged in monitoring all of the noted risks, we have further assigned specific responsibilities to Board Committees for detailed review. The Asset/Liability Committee, with the assistance of professional consultants, monitors interest rate risk, investment risk and liquidity risk. The Executive/Loan Committee, with the assistance of a professional loan review consultant, monitors the credit risks and risks associated with allowance for loan losses. The Technology Steering Committee, with the assistance of professional experts, monitors and responds to cyber risks. In addition, we purchase internet liability and other insurance to protect us against cyber security risks. The Audit/Compliance Committee monitors regulatory risks. Every member of our Board engages in continuing education in an effort to monitor Enterprise Risk Management issues so that they can effectively engage in their oversight role.

B.	INDEPENDENCE AND DIVERSITY OF DIRECTORS

Our common stock is listed on the NASDAQ Capital Market. The Board of Directors has determined that all of its directors, with the exception of Mr. Schneider and Mr. Funiciello, are “independent” pursuant to NASDAQ’s listing requirements. In evaluating the independence of our independent directors, we considered the following transactions between us and our independent directors during 2020 that are not required to be disclosed under “Transactions with Certain Related Persons:”

•	The law firm of which our Director William A. Barclay is a partner, was paid for real estate loan closings by borrowers and other legal matters in the amount of $40,156.

Our Board of Directors has determined that these transactions did not impair the independence of the named director. Our independent directors hold executive sessions no less than twice a year.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying a director nominee, the Nominating Committee hopes to continue to diversify our Board membership.

C.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups who beneficially own in excess of 5% of the Company’s common stock are required to file Schedule 13G or Schedule 13D reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the date of the most recent reports, the shares of common stock beneficially owned by each person or entity that was the beneficial owner of more than 5% of our outstanding shares of common stock. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

The following table represents the ownership of our Schedule 13D and 13G filers as of the Record Date:

Name and Address of Beneficial Owners	Amount Beneficially Owned	Percentage of Shares of Common Stock Outstanding
Castlecreek Capital Partners VII, LP (1)	409,908	9.0%
Castlecreek Capital VII LLC
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067
Pathfinder Bank Employee Stock Ownership Plan Trust (2)	431,919	9.5%
c/o Pentegra Services, Inc.
2 Enterprise Drive, Suite 408
Shelton, CT 06484
Minerva Advisors, LLC (3)	259,293	5.7%
Minerva Group, LP
Minerva GP, LP
Minerva GP, Inc.
David P. Cohen
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

(1)

Based on information reported on a Schedule 13D/A filed with the Securities and Exchange Commission on November 17, 2020, Castle Creek Capital Partners VII, LP and Castle Creek Capital VII, LLC reported shared voting power for 409,908 shares of our common stock and shared dispositive power over 409,908 shares of our common stock.

(2)

Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2021, Pentegra Trust Company, the trustee for the Pathfinder Bank Employee Stock Ownership Plan, reported sole voting power for 96,808 shares of our common stock, shared voting power for 335,111 shares of our common stock, sole dispositive power over 409,927 shares of our common stock and shared dispositive power over 21,992 shares of our common stock.

(3)

Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2021, Minerva Advisors, LLC, Minerva Group, LP, Minerva GP, LP, Minerva GP, Inc., and David P. Cohen reported sole dispositive and voting power with respect to 204,250 shares of our common stock and Minerva Advisors, LLC and David P. Cohen reported shared dispositive and voting power with respect to 55,043 shares of our common stock.

The following table sets forth as of the Record Date, the shares of common stock beneficially owned by directors, executive officers and other management for whom we file Section 16 reports.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Number of Unexercised Stock Options which are included in Beneficial Ownership (2)	Percentage of Shares of Common Stock Outstanding
Directors and Executive Officers (3)
David A. Ayoub (4)	39,245	17,023	0.87
William A. Barclay (5)	90,047	8,787	1.99
Chris R. Burritt (6)	55,988	8,787	1.24
John P. Funiciello (7)	44,834	8,787	0.99
Adam C. Gagas (8)	198,849	17,023	4.39
George P. Joyce (9)	136,820	6,287	3.02
Melanie Littlejohn (10)	11,599	8,787	0.25
John F. Sharkey, III (11)	50,835	17,023	1.12
Lloyd “Buddy” Stemple (12)	70,867	1,758	1.56
Thomas W. Schneider (13)	86,092	18,830	1.90
James A. Dowd (14)	62,376	17,532	1.38
Ronald Tascarella (15)	110,123	11,295	2.43
Daniel R. Phillips (16)	55,572	33,532	1.23
Calvin L. Corriders (17)	46,750	16,555	1.03
Walter F. Rusnak (18)	53,336	10,873	1.18
William O’Brien (19)	29,750	16,555	0.65
All Directors and Executive Officers as a Group (16 persons)	1,143,083	219,464	25.23

Section 16 Filers
Lisa A. Kimball	13,197	528	0.29
Robert G. Butkowski	25,690	2,636	0.57
Ronald G. Tascarella	20,096	2,108	0.44

(1)

A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. This table includes all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power. ESOP shares allocated to the officers are also included within their respective totals.

(2)	These options are exercisable within 60 days of the Record Date. They cannot be voted until exercised.
(3)	The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(4)	Mr. Ayoub’s shares include 17,763 in a 401(k) plan and 1,647 in an IRA. He also has 703 restricted stock units which have not vested.
(5)

Mr. Barclay has sole voting and investment power over 19,284 shares, shared investment and voting power over 57,682 shares and custodial voting power over 4,294 shares. He also has 703 restricted stock units which have not vested.

(6)	Mr. Burritt’s shares include 25,000 in an IRA. He also has 703 restricted stock units which have not vested.
(7)	Mr. Funiciello’s shares include 5,000 in an IRA. He also has 703 restricted stock units that have not vested.
(8)

Mr. Gagas’s shares include 14,300 in an IRA. He has sole voting and investment power over 32,162 shares and shared investment and voting power over 149,664 shares. He also has 703 restricted stock units that have not vested.

(9)

Mr. Joyce’s shares include 12,721 in an IRA. He has sole voting and investment power over 28,533 shares and shared investment and voting power over 102,000 shares. He also has 703 restricted stock units that have not vested. Mr. Joyce’s term as Director will end on June 4, 2021, when he retires from the Board of Directors.

(10)	Ms. Littlejohn has 703 restricted stock units that have not vested.
(11)	Mr. Sharkey’s shares include 20,000 in an IRA. He also has 703 restricted units that have not vested.

(12)	Mr. Stemple has sole voting and investment power over 66,609 shares and shared investment and voting power over 2,500 shares. He also has 703 restricted stock units that have not vested.
(13)	Mr. Schneider’s shares include 23,362 in Pathfinder Bank’s 401(k) plan and 16,977 in Pathfinder Bank’s ESOP. He also has 6,780 restricted stock units that have not vested.
(14)	Mr. Dowd’s shares include 16,607 in Pathfinder Bank’s 401(k) plan and 17,185 in Pathfinder Bank’s ESOP. He also has 3,165 restricted stock units that have not vested.
(15)

Mr. Tascarella’s shares include 20,292 in Pathfinder Bank’s 401(k) plan and 7,055 in Pathfinder Bank’s ESOP. He has sole voting and investment power over 93,828 shares and shared investment and voting power over 5,000 shares. He also has 3,165 restricted stock units that have not vested.

(16)	Mr. Phillip’s shares include 6,021 in Pathfinder Bank’s 401(k) plan and 10,803 in Pathfinder Bank’s ESOP. He also has 3,165 restricted stock units that have not vested.
(17)	Mr. Corrider’s shares include 15,974 in Pathfinder Bank’s 401(k) plan and 4,979 in Pathfinder Bank’s ESOP. He also has 2,842 restricted stock units that have not vested.
(18)	Mr. Rusnak’s shares include 20,000 in an IRA and 2,463 in Pathfinder Bank’s ESOP. He also has 9,801 restricted stock units that have not vested.
(19)	Mr. O’Brien’s shares include 3,255 in Pathfinder Bank’s 401(k) plan and 6,564 in Pathfinder Bank’s ESOP. He also has 2,842 restricted stock units that have not vested.

D.	DELINQUENT SECTION 16(a) REPORTS

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our executive officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. Calvin Corriders filed one late Form 4 reporting two late transactions. William O’Brien filed one late Form 4 reporting two late transactions and Walter F. Rusnak filed one late Form 4 reporting two late transactions. All of the late Form 4 filings were related to stock option grants that occurred in October of 2020.

E.	TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. This prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. Regulations permit executive officers and directors to receive the same loan terms through programs that are widely available to other employees, as long as the executive officer or director is not given preferential treatment compared to the other participating employees. The Bank has made loans to each of the following officers and/or directors or their immediate families: Chris Burritt, Calvin Corriders, James Dowd, John Funiciello, George Joyce, Thomas Schneider, John Sharkey III, Lloyd Stemple and Ronald Tascarella.

After one year of service at the Bank, full-time employees and directors are entitled to receive a primary residence mortgage loan at an interest rate of 00.25% below market, consistent with applicable laws and regulations. Until 2021, the rate was at 0.50% below market.

The chart below lists the executive officers and directors who participated in the employee mortgage loan program during the years ended December 31, 2020 and 2019 and certain information with respect to their loans. No other directors or executive officers participated in the employee mortgage loan program during the years ended December 31, 2020 and 2019.

Name	Largest Aggregate Balance 01/01/19 to 12/31/20 $	Interest Rate %	Non- Employee Interest Rate %	Principal Balance 12/31/2020 $	Principal Paid 01/01/19 to 12/31/2020 $	Interest Paid 01/01/19 to 12/31/2020 $
Thomas Schneider	158,326	5.250%	5.750%	144,027	14,299	15,918
James Dowd	81,369	2.625%	3.125%	—	81,369	2,985
James Dowd	147,000	2.250%	2.500%	140,596	6,404	1,368
Lloyd Stemple	166,040	2.750%	3.250%	129,585	36,455	8,181
William O’Brien	142,232	2.500%	3.000%	110,440	31,792	6,620
Daniel Phillips	62,134	3.625%	4.125%	—	62,134	3,283

Other than the loans noted in the above table, all other loans made to directors or executive officers:

•	were made in the ordinary course of business;

•	were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and

•	did not involve more than normal risk of collectability or present other unfavorable features.

All transactions between us and our executive officers, directors, holders of 10% or more of the shares of the Company’s common stock and affiliates thereof, must be approved by a majority of our independent outside directors not having any interest in the transaction, pursuant to our Code of Ethics.

On December 28, 2020, the Bank sold a parcel of property and an existing dwelling that was in the process of being developed into a new branch location to 506 West Onondaga Associates, LLC. Director John P. Funiciello is a member of 506 West Onondaga Associates, LLC. The purchase price of the property was $612,000.

The property will continue to be developed by 506 West Onondaga Associates, LLC up to a total project cost of $2.8 million. All development costs over $2.8 million will be the responsibility of the Bank and treated as leasehold improvements.

In January of 2021, the Bank entered into a lease agreement with 506 West Onondaga Associates, LLC to lease the entire building located at 506 West Onondaga Street, Syracuse, New York and the vacant property located at 303 Slocum Avenue, Syracuse, New York. The term of this lease will be for a period of thirty-two years and sixty days commencing on February 1, 2021. The Bank will pay the landlord, as total rent for the first twelve months of the lease, the annual sum of $201,168. After the first anniversary of the lease, and for every 12 month period following until the end of the lease term, the Bank will pay the landlord, as total rent, the annual sum of $261,996.

F.	ANTI-HEDGING POLICY

The Company’s anti-hedging and anti-pledging provisions are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. In addition, directors and named executive officers are prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account.

G.	CODE OF ETHICS

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at the Corporate Information page on our website at https://ir.pathfinderbank.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on our website.

H.	SHAREHOLDER COMMUNICATIONS

The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

III.	MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2020, the Board of Directors held eleven regular meetings and two special board meetings. During the year ended December 31, 2020, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. Much of our work is performed in Committees which is then reported to the full Board. Members in committees are described in the following table:

Director	Asset/Liability Committee (ALCO) Member	Audit Committee Member	Compensation Committee Member	Governance and Nominating Committee Member	Executive Loan Review Committee Member
David A. Ayoub	X	Chair	X		X
William A. Barclay			X	Chair	X
Chris R. Burritt	X	X	X	X	Chair
John P. Funiciello (1)	X	X	X		X
Adam C. Gagas	X		Chair		X
George P. Joyce	X		X		X
Melanie Littlejohn		X		X	X
Thomas W. Schneider					X
John F. Sharkey, III	X	X	X	X	X
Lloyd “Buddy” Stemple	Chair		X	X	X

(1)	Mr. Funiciello resigned from the Audit and Compensation Committees once he was no longer an independent director beginning on December 28, 2020.

A.	NOMINATING/GOVERNANCE COMMITTEE

The Nominating/Governance Committee met one time in the year ended December 31, 2020 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2020, the Nominating/Governance Committee was comprised of Directors, Barclay, Burritt, Littlejohn, Sharkey and Stemple, each of whom are “independent” pursuant to the NASDAQ listing requirements. The Nominating/Governance Committee has a charter which is available at our Corporate Information page on our website at https://ir.pathfinderbank.com.

Among other things, the functions of the Nominating/Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	has personal and professional ethics and integrity and whose values are compatible with ours;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders;

•	has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency; and

•

has had a principal residence for two years on a continuous basis within the following counties in New York – Oswego, Jefferson, Lewis, Oneida, Onondaga or Cayuga. Our Bylaws provide that this provision may be overridden by two-thirds vote of the Board of Directors.

The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert. Diversifying our board membership is also an important consideration.

The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the Company. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for candidates for the 2022 annual meeting must be received by the Nominating/Governance Committee by June 30, 2021.

Shareholders may submit the names of candidates to be considered in writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

•

the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between us and the candidate;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from any shareholder.

B.	COMPENSATION COMMITTEE

The Compensation Committee meets periodically to review the performance of officers and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ended December 31, 2020, the members of the Compensation Committee were Directors Gagas, Ayoub, Barclay, Burritt, Funiciello, Joyce, Sharkey and Stemple. All of these directors are “independent” pursuant to NASDAQ listing requirements. Mr. Funiciello resigned from the Compensation Committee once he was no longer an independent director beginning on December 28, 2020. The Compensation Committee met seven times during the year ended December 31, 2020. The Compensation Committee has a charter which is available at the Corporate Information page at our website at https:/ir.pathfinderbank.com.

Any shareholder who wishes to communicate directly with a member of the compensation committee should do so by e-mail to compcommittee@pathfinderbank.com.

C.	AUDIT COMMITTEE

In 2020, the Audit Committee consisted of Directors Ayoub, Burritt, Funiciello, Littlejohn and Sharkey. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the independent registered public accounting firm to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. The Audit Committee met four times in 2020. Each member of the Audit Committee is “independent” as defined in the listing standards of NASDAQ and SEC Rule 10A(m)-3. Mr. Funiciello resigned from the Audit Committee once he was no longer an independent director beginning on December 28, 2020. Our Board of Directors has adopted a written charter for the Audit Committee which is available at the Corporate Information page on our website at https://ir.pathfinderbank.com. The Audit Committee maintains an understanding of our key areas of risk and assesses the steps management takes to minimize and manage such risks and:

•	selects and evaluates the qualifications and performance of the Auditors;

•	ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment;

•	oversees the adequacy of the systems of internal control;

•	reviews the nature and extent of any significant changes in accounting principles; and

•

oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available at the Corporate Information page on our website at https://ir.pathfinderbank.com.

The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

The Board of Directors has determined that Mr. Ayoub qualifies as an Audit Committee financial expert serving on the committee. Mr. Ayoub meets the criteria established by the Securities and Exchange Commission.

D.	ASSET/LIABILITY COMMITTEE (ALCO)

Pathfinder Bank, the operating subsidiary of the Company has an Asset/Liability Committee. The purpose of the committee is to oversee the asset/liability, interest rate risk, liquidity, capital adequacy, funds management and investment functions of the Bank. Members in 2020 consisted of Directors Stemple, Ayoub, Burritt, Funiciello, Gagas, Joyce and Sharkey. The committee met four times in 2020, each time being assisted by a professional consultant in ALCO matters.

E.	EXECUTIVE/LOAN COMMITTEE

Pathfinder Bank’s most significant asset is its loan portfolio. The loan portfolio produces most of the Bank’s revenue but also exposes the Bank to credit and interest rate risk. The Executive/Loan Committee is primarily responsible for monitoring this asset. All of the board of directors are members of the committee. The committee meets generally every other week to respond to customer demands. In addition, the Executive Loan Committee has the authority to make some decisions on behalf of the whole Board when expediency is required.

F.	OTHER COMMITTEES

Pathfinder Bank and the Company have a number of other standing and adhoc committees such as Strategic Planning, Facilities and Technology Steering, etc. Board members are encouraged to, and do, attend various committee meetings even if they are not official members in order to get a broader understanding of Bank operations and to give Bank management the benefit of their experience.

IV.	COMPENSATION DISCLOSURES

A.	EXECUTIVE COMPENSATION

As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis (“CD&A”) under Item 402(b) of Regulation S-K. Nevertheless, we do want our shareholders to understand our compensation policies and procedures so we incorporate many, but not all, of the required disclosures of a full CD&A.

Our Compensation Philosophy. The Company’s ability to attract and retain talented employees and executives with skills and experience is essential to providing value to its shareholders. The Company seeks to provide fair and competitive compensation to its employees (including the Named Executive Officers described below) by providing the type and amount of compensation consistent with our peers. We also seek to drive performance through short-term incentive compensation and to align our executives’ interest with shareholders with appropriate equity awards.

Compensation Best Practices. Our compensation program is designed to retain each Named Executive Officer and align their compensation with short-term and long-term performance. Toward that end, we use the following compensation best practices:

•

Our cash based bonus payments are tied to both financial and non-financial performance measures and are subject to a “clawback” policy, providing for the partial or total return of the cash bonus in the event of a restatement of our financial statements which makes the performance measures no longer valid;

•	No tax “gross ups” are included in any employment related agreement;

•	Our perquisites and personal benefits are limited to those that support a documented business purpose;

•

Our change in control provisions in the Company’s employment and other agreements with its Named Executive Officers provide for payment only upon termination of employment or job diminishment with a change in control (also called “double trigger” event);

•	We use appropriate peer groups when establishing compensation; and

•	We balance short and long-term incentives.

Compensation Program Elements. The Compensation Committee, with the assistance of our consultants when engaged, has incorporated the following elements into the corporate program to meet the documented corporation philosophy:

•	Cash based salary and employment benefits that are competitive with our peers;

•	Cash based bonus, directly linking pay to both Company and individual performance;

•	An equity plan designed to align the executives’ interest with the company’s shareholders in achieving long-term performance;

•	A qualified 401(k) plan allowing executives to defer “pre-tax” earnings toward retirement;

•	An employee stock ownership plan rewarding long-term service to the Company;

•	A defined contribution supplemental executive retirement plan (“SERP”) rewarding long-term service to the Company;

•	Executive non-qualified deferred compensation plan allowing executives to defer income for retirement purposes;

•	Insurance programs designed to replace income in the event of sickness, accident or death; and

•	Limited perquisites based on demonstrated business purpose.

Role of the Compensation Committee and Consultants. The Committee annually reviews the performance of the CEO and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded. In determining the compensation of an officer, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions performing similar duties. The CEO recommends to the Compensation Committee, compensation arrangements for the Executive and Senior Vice Presidents. He does not recommend compensation arrangements for himself or Board members.

While the Compensation Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the CEO, Executive and Senior Vice Presidents, and while they weigh a variety of different factors in their deliberations, both company-wide and individually-based performance objectives are used in determining the compensation of the CEO, Executive and Senior Vice Presidents. Company-wide performance objectives emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on equity which are customarily used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives include non-quantitative factors considered by the Compensation Committee and the Board of Directors such as general management oversight of the Company, the quality of communication with the Board of Directors, the productivity of employees and execution of the Bank’s Strategic Plan. Finally, the Compensation Committee and the Board of Directors considers the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments.

Generally, the Company retains a compensation consultant triannually coincident with our “Say-on-Pay” vote. Accordingly, in late 2020, the Compensation Committee engaged McLagan Partners, Inc.,“McLagan” to review the compensation plans for its top seven executives which included the three Named Executives Officers in this proxy statement. Other than set forth herein, McLagan provides no other services to the Company and has no relationships with any directors or executives other than in the role as compensation consultant. The Committee has concluded that McLagan has no conflict of interest in providing services to the Committee.

McLagan’s report benchmarked senior executive pay, including our Named Executive Officers, against the same pay of the same officers of our peers in the following areas: base salary; annual short-term incentives and long-term incentive compensation.

McLagan has billed the Company $29,960 for their services in 2020. Survey data was also available to supplement the public disclosures of our peers. The following Bank Peer Group was used by McLagan to analyze Pathfinder Bank’s executive compensation.

Name	Ticker	Name	Ticker
Chemung Financial Corp	CHMG	Evans Bancorp, Inc.	EVBN
Ameriserv Financial, Inc.	ASRV	Union Bankshares, Inc.	UNB
Norwood Financial Corp	NWFL	First National Corp.	FXNC
Middlefield Bancorp	MBCN	Severn Bancorp, Inc.	SBVI
Greene County Bancorp (MHC)	GCBC	Ohio Valley Bancorp	OVBC
CB Financial Services, Inc.	CBFV	Bank of the James Fnl Group, Inc.	BOTJ
SB Financial Group, Inc.	SBFG	Emclair Financial Corp	EMCF
Farmers & Merchants Bancorp	FMAO	Cortland Bancorp	CLDB
Fidelity D & D Bancorp, Inc.	FDBC	Elmira Savings Bank	ESBK
Salisbury Bancorp, Inc.	SAL	United Bancorp, Inc.	UBCP

McLagan’s report identified the following:

•	On average, Pathfinder Bank’s 2020 base salaries for its executive team is 12% below the market median.

•	The three Named Executive Officers, Mr. Schneider, Mr. Dowd and Mr. Rusnak are (10%), (16%) and (17%) below the market median respectively for their base salaries.

•	Pathfinder Bank’s target cash compensation for its executive team which includes the base salaries plus cash performance bonus is on average 14% below the market median.

•

Total compensation for the Named Executives Officers in this proxy statement which includes salary, cash performance bonus, long term incentive awards as well as other retirement benefits is on average 13% below the median peer group.

B.	COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table. The following table shows the compensation of Thomas W. Schneider, our principal executive officer, and the two other most highly compensated executive officers (“Named Executive Officers”) that received total compensation of $100,000 or more during the past fiscal year for services to Pathfinder Bancorp, Inc. or any of its subsidiaries during the years ended December 31, 2020 and 2019, respectively.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus ($) (1)	Stock Options ($) (2)	Restricted Stock Units ($) (3)	Non-Qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Thomas W. Schneider,	2020	360,350	67,081	—	—	6,555	130,120	564,106
President and Chief	2019	360,350	60,300	—	—	4,302	126,804	551,756
Executive Officer
Walter Rusnak	2020	190,000	32,300	73,119	101,636	—	24,211	421,266
Senior Vice President	2019	190,000	29,000	—	—	—	26,349	245,349
Chief Financial Officer
James A. Dowd	2020	210,000	33,996	—	—	8,348	84,767	337,111
Executive Vice President	2019	210,000	30,100	—	—	5,538	86,529	332,167
Chief Operating Officer

(1)	Current year performance-based bonus awards were paid during March 2021.

(2)

Represents the grant date fair value of stock option awards granted to the Named Executive Officer under the 2016 Equity Incentive Plan. The grant date fair value of the stock option awards has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718). Assumptions used in the calculations of these amounts are included in Note 15 to our Financial Statements in our Annual Report on Form 10-K filed with the SEC on March 30, 2021. While these option expenses are included in this year’s compensation table pursuant to SEC rules, they vest over a three year period, commencing October 28, 2021.

(3)

Represents the grant date fair value of $10.37 for the restricted stock awards granted to the Named Executive Officer under the 2016 Equity Incentive Plan. While these restricted stock awards are included in this year’s compensation table pursuant to SEC rules, they vest over a three year period, commencing October 28, 2021.

(4)	Represents the non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by each Named Executive Officer.
(5)	All Other Compensation consists of the following for each Named Executive Officer for the year ended December 31, 2020:

Named Executive	Year	Employee Savings Plan Company Contribution ($)	Automobile Expense Reimbursement ($)	Club Dues ($)	Life Insurance Premium ($)	*ESOP Allocation ($)	Supplemental Executive Retirement Plan ($)	Total ($)
Thomas W. Schneider	2020	21,375	22,510	5,880	71	15,277	65,007	130,120
James A. Dowd	2020	17,253	21,601	—	71	14,209	31,633	84,767
Walter F. Rusnak	2020	16,425	—	—	71	7,715	—	24,211

*	The ESOP value is calculated based on the Company’s stock price of $11.48 per share as of December 31, 2020.

Employment Agreement. The Company and its operating subsidiary, Pathfinder Bank, entered into an employment agreement with Thomas W. Schneider. The agreement has an initial term of three years. Unless notice of non-renewal is provided, the agreement renews annually. The agreement provides for the payment of a base salary, which will be reviewed at least annually, and which may be increased. Under the agreement, the 2021 base salary for Mr. Schneider is $360,350. In addition to the base salary, the agreement provides for, among other things, participation in employee and welfare benefit plans and incentive compensation and bonus plans applicable to senior executive employees, and reimbursement of business expenses.

Mr. Schneider is entitled to severance payments and benefits in the event of termination of employment under specified circumstances. In the event his employment is terminated for reasons other than for cause, disability or retirement, or in the event he resigns during the term of the agreement following:

•	the failure to elect or re-elect or to appoint or re-appoint him to his executive position;

•	the failure to nominate him to be elected or re-elected as a director of the Bank or the Company;

•	a material change in his functions, duties, or responsibilities, which change would cause his position to become one of lesser responsibility, importance or scope;

•	the liquidation or dissolution of the Company or the Bank, other than liquidations or dissolutions that are caused by reorganizations that do not affect his status;

•	a relocation of his principal place of employment by more than 30 miles from its location as of the date of the agreements or;

•	a material breach of the agreements by the Company or the Bank

Mr. Schneider will be entitled to a severance payment equal to three times the sum of his base salary and the highest rate of bonus awarded to him during the prior three years, payable as a single cash lump sum distribution within 30 days following his date of termination. In addition, the Company or the Bank will continue to provide him with continued life insurance and non-taxable medical and dental coverage for 36 months.

If he voluntarily resigns from his employment with the Company and the Bank, (without the occurrence of the specified circumstances listed above) the Board will have the discretion to provide severance pay to him, provided, however, that such amount does not exceed three times the average of the executive’s three preceding years’ base salary, including bonuses, any other cash compensation paid during such years, and the amount of contributions made on behalf of him to any employee benefit plans maintained by the Company or the Bank during such years.

Upon the occurrence of a change in control of the Company or the Bank followed by the Mr. Schneider’s termination of employment for any reason, other than for cause, he will be entitled to receive a single cash lump distribution equal to 2.99 times his average base salary over the previous five years, including bonuses, any other cash compensation paid to him during such years, and the amount of contributions made on behalf of him to any employee benefit plans maintained by the Company or the Bank during such years. In addition, the Company or the Bank will continue to provide him with continued life insurance and non-taxable medical and dental coverage for 36 months. In the event payments made to him include an “excess parachute payment,” as defined in Section 280G of the Internal Revenue Code, the payment will be reduced by the minimum dollar amount necessary to avoid this result. Should he become disabled, he would be entitled to receive his base salary for one year, where the payment of base salary will commence within 30 days from the date he is determined to be disabled, and will be payable in equal monthly installments.

Upon his voluntary resignation from employment (without the occurrence of the specified circumstances listed above) he agrees not to compete with the Company or the Bank for one year following his resignation.

Change of Control Agreements. The Company and Pathfinder Bank have entered into Change of Control Agreements with James A. Dowd and Walter F. Rusnak which provide certain benefits to them should they be “dismissed” from employment within a twelve month period following a change of control of the Company or the Bank. Although “dismissal” does not include a termination for cause or voluntary termination, it does include the executive’s resignation as a result of:

•	a material change in the executive’s functional duties or responsibilities which would cause the executive’s position to become one of lesser responsibility, importance of scope;

•	a relocation of the executive’s principal place of employment by more than 30 miles from its location as of the date of the agreement, or

•	a material reduction in the benefits to the executive as of the date of the agreement.

In the event of such dismissal, the executive, or his beneficiary should he die subsequent to the dismissal, is entitled to a lump sum payment equal to two times the executive’s most recent annual base salary plus bonuses and any other cash compensation paid to the executive within the most recent twelve (12) month period. The executive is also entitled to continued life, medical and dental coverage for a period of twenty four (24) months subsequent to the dismissal, and will become fully vested in any stock option plans, deferred compensation plans, or restricted stock plans in which he participates.

Defined Contribution Supplemental Retirement Income Agreements. The Bank adopted a Supplemental Executive Retirement Plan (the “SERP”), effective January 1, 2014. The SERP benefits certain key senior executives of the Bank who are selected by the Board to participate including Thomas W. Schneider and James A. Dowd. The SERP is intended to provide a benefit from the Bank upon retirement, death, disability or voluntary or involuntary termination of service (other than “for cause”), subject to the requirements of Section 409A of the Internal Revenue Code. Accordingly, the SERP obligates the Bank to make a contribution to each executive’s account on the last business day of each calendar year. In addition, the Bank may, but is not required to, make additional discretionary contributions to the executive’s accounts from time to time. All executives currently participating in the SERP are fully vested in the Bank’s contribution to the plan. In the event the executive is terminated involuntarily or resigns for good reason within 24 months following a change in control, the Bank is required to make additional annual contributions equal to the lesser of the contributions required for: (1) three years or (2) the number of years remaining until the executive’s benefit age, subject to potential reduction to avoid an excess parachute payment under Code Section 280G. In the event of the executive’s death, disability or termination within 24 months after a change in control, the executive’s account will be paid in a lump sum to the executive or his beneficiary, as applicable. In the event the executive is entitled to a benefit from the SERP due to retirement or other termination of employment, the benefit will be paid either in a lump sum or in monthly installments for 10 years as detailed in the executive’s participant agreement.

Executive Deferred Compensation Plan. Pathfinder Bank maintains an Executive Deferred Compensation Plan for a select group of management employees, including our Named Executive Officers. A participant in the plan is eligible to defer, on a monthly basis, a percentage of compensation received from the Bank, up to $750. The participant’s deferred compensation will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant terminates employment with the Bank or attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of employment within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the participant’s date of disability. Such benefit will commence within 30 days following the date on which the participant is disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

2010 Stock Option Plan. The Pathfinder Bancorp, Inc. 2010 Stock Option Plan (the “2010 Stock Option Plan”) was approved at our 2010 Annual Meeting. The 2010 Stock Option Plan authorized the issuance of up to 150,000 shares of common stock pursuant to grants of stock option awards to our senior executive officers and outside directors. The options that were granted vest over 5 years (20% per year for each year of the participant’s service), had an exercise price of $9.00, (the market price on the date of the grant) and have an exercise period of 10 years from the date of the grant, June 23, 2011. As a result of the second step conversion of Pathfinder Bancorp, MHC into a fully-converted stock holding company as Pathfinder Bancorp, Inc., both the number of options and the exercise price were adjusted by the exchange ratio of 1.6472. All of the options authorized under this plan have been granted and are fully vested.

2016 Equity Incentive Plan. The Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”) was approved at our 2016 Annual Meeting. The 2016 Equity Incentive Plan authorized the issuance of up to 263,605 shares of common stock pursuant to grants of stock option awards to our senior executive officers and outside directors. The options that were granted to executives vest over seven years (14.3% per year for each year of the participant’s service), have an exercise price of $11.35, (the market price on the date of the grant) and an exercise period of 10 years from the date of the grant, May 6, 2016. All of the remaining options authorized under this plan were granted as follows:

•

On September 11, 2020, 3,000 options were granted to a key management officer which vest over 3 years, have an exercise price of $9.76 (the market price on the date of the grant) and an exercise period of 10 years from the date of the grant, September 11, 2030; and

•

On October 28, 2020, 48,668 options were granted to senior and key management officers which vest over 3 years, have an exercise price of $10.37 (the market price on the date of the grant) and an exercise period of 10 years from the date of the grant, October 28, 2030.

The 2016 Equity Incentive Plan also authorizes the issuance of 105,442 shares of common stock pursuant to grants of restricted stock units to our senior executive officers, directors, key management and other officers. The restricted stock units granted to executives vest over seven years (14.3% per year for each year of the participant’s service). Restricted stock units granted to all other officers vest over five years or three years.

Outstanding Equity Awards at Year-End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2020 for the Named Executive Officers under our 2010 Stock Option Plan and 2016 Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End
Options Awards								Restricted Shares
Name	Stock Option Plan	Grant Date		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (5) ($)
Thomas W. Schneider	May 2016 Stock Option Grant	5/6/2016	(3)	15,064	11,297	11.35	05/06/26	6,780	77,834
James A. Dowd	April 2020 Stock Option Grant	6/23/2011	(1)	6,237	—	5.46	06/23/21
	May 2016 Stock Option Grant	5/6/2016	(3)	9,036	6,780	11.35	05/06/26	3,165	36,334
Walter Rusnak	May 2016 Stock Option Grant	4/1/2016	(2)	6,588	1,649	10.81	04/01/26	9,801	112,515
	May 2016 Stock Option Grant	5/6/2016	(3)	2,108	528	11.35	05/06/26
	May 2016 Stock Option Grant	10/28/2020	(4)	—	39,668	10.37	10/28/30

(1)

The 2010 stock options granted in June 2010, with an option price of $5.46, vested ratably over five years, with an expiration date ten years from the date of the grant, or June 2021. All 2010 stock options were fully vested as of June 23, 2016.

(2)	The stock options granted in April 2016, with an option price of $10.81, vest ratably over five years, with an expiration date ten years from the date of the grant, or April 2026.
(3)	The stock options granted in May 2016, with an option price of $11.35, vest ratably over five or seven years, with an expiration date ten years from the date of the grant, or May 2026.
(4)	The stock options granted in October 2020, with an option price of $10.37, vest ratably over three years, with an expiration date ten years from the date of the grant, or October 2030.
(5)	At December 31, 2020, there were 39,033 stock options outstanding for the Named Executive Officers.
(6)	Reflects the per share value of the restricted stock units as of December 31, 2020 of $11.48.

Defined Benefit Plan. Pathfinder Bank maintains a tax-qualified noncontributory defined benefit plan (“Retirement Plan”). The Company “froze” the Retirement Plan effective June 30, 2012 (“Plan Freeze Date”). After the Plan Freeze Date, no employee is permitted to commence or recommence participation in the Plan and no further benefits accrue to any plan participants. Employment service after the Plan Freeze Date does continue to be recognized for vesting purposes, however. Prior to the Plan Freeze Date, all salaried employees age 21 or older who worked for the Bank for at least one year and were credited with 1,000 or more hours of employment during the year were eligible to accrue benefits under the Retirement Plan.

At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant’s average monthly compensation for periods after May 1, 2004, through the plan freeze date described above and 2.0% of the participant’s average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant’s years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant’s disability or death. A reduced benefit is payable upon early retirement at or after age 60. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant’s normal retirement date. Benefits are payable in various annuity forms. On December 31, 2020, the market value of the Retirement Plan trust fund was approximately $19.3 million. The Company made no contribution to the defined benefit pension plan during 2020.

Employee Savings Plan. Pathfinder Bank maintains an Employee Savings Plan which is a profit sharing plan with a “cash or deferred” feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees who have attained age 21 and have completed 90 days of employment during which they worked at least 1,000 hours are eligible to participate.

Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred did not exceed $19,500 for 2020. In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called “catch-up contributions”) to the 401(k) Plan. The “catch-up contributions” may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum “catch-up contribution” that a participant could make in 2020 was $6,500. For these purposes, “compensation” includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Bank), but not in excess of $285,000 for 2020. The Bank generally provides a match of 100% of the first 3% of the participating employees salary, plus 50% of the next 3% of the participating employees salary. All employee contributions and earnings thereon are fully and immediately vested. Employer matching contributions vest at the rate of 20% per year beginning at the end of a participant’s first year of service with the Bank until a participant is 100% vested after five years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service. To partially offset the impact on employees due to the Retirement Plan freeze discussed above, the Company, on January 1, 2013, began making a 3% safe harbor contribution to all eligible participants in addition to the match contributions described above. The employer safe harbor contribution is fully vested at all times.

For the plan year ended December 31, 2020, the Bank made a matching contribution in the amount of $395,000 to the 401(k) Plan. In addition, the Company made a safe harbor contribution in the amount of $293,000 for the 2020 plan year.

Employee Stock Ownership Plan. Pathfinder Bank maintains an employee stock ownership plan (“ESOP”). Employees who are at least 21 years old with at least one year of employment with the Bank are eligible to participate. On April 6, 2011, the ESOP acquired 125,000 shares of common stock to replenish its ability to make stock contributions to participants’ accounts. The shares were acquired pursuant to a loan obtained from a third party lender. In connection with the second step conversion and offering, the ESOP purchased an additional 105,442 shares, which equaled 4% of the shares issued in the offering. In connection with such purchase, the ESOP borrowed sufficient funds from the Company to both refinance the remaining outstanding balance on the third-party loan and purchase the additional shares. The Bank makes annual contributions to the ESOP which contributions are used by the ESOP to repay the ESOP loan.

Benefits under the ESOP become vested in an ESOP participant at the rate of 20% per year, starting upon an employee’s completion of one year of credited service, and will be fully vested upon completion of five years of credited service. Participants’ interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants’ termination of employment with the Bank, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

C.	DIRECTORS’ COMPENSATION

Each non-employee director receives an annual retainer of $15,000, a meeting fee of $800 for each Board meeting attended and $600 for each committee meeting attended, except for Executive Loan Committee fees which are $300 per meeting. The Board Chair receives an additional retainer of $10,100. The Audit Committee Chairman receives an additional retainer of $4,100 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive any fees. We paid a total of $338,000 in director fees during the year ended December 31, 2020.

Set forth below is director compensation for each of our non-employee directors for the year ended December 31, 2020.

		Fees earned or paid in cash	Non-qualified deferred compensation earnings (1)	All Other Compensation (2)	Total
Name	Year	($)	($)	($)	($)
David A. Ayoub (3)	2020	42,000	8,461	—	50,461
William A. Barclay (4)	2020	33,400	4,574	—	37,974
Chris R. Burritt (5)	2020	50,900	26,559	—	77,459
John P. Funiciello (6)	2020	38,400	8,461	—	46,861
Adam C. Gagas (7)	2020	35,200	—	—	35,200
George P. Joyce (8)	2020	37,200	9,621	—	46,821
Melanie Littlejohn (9)	2020	33,900	—	—	33,900
John F. Sharkey (10)	2020	35,700	4,899	—	40,599
Lloyd “Buddy” Stemple (11)	2020	31,300	13,715	—	45,015

(1)	The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by each director to the Trustee Deferred Fee Plan.
(2)	No director received perquisites and any other personal benefits that exceeded, in the aggregate, $10,000.
(3)	Mr. Ayoub has 17,023 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(4)	Mr. Barclay has 8,787 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(5)	Mr. Burritt has 8,787 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(6)	Mr. Funiciello has 8,787 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(7)	Mr. Gagas has 17,023 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(8)	Mr. Joyce has 6,287 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(9)	Ms. Littlejohn has 8,787 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(10)	Mr. Sharkey has 17,023 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.
(11)	Mr. Stemple has 1,758 outstanding stock options and 703 restricted stock units outstanding at December 31, 2020.

Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of Directors. The Committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.

In 2020, the Compensation Committee retained the services of McLagan to complete our triennial study of compensation for Named Executive Officers as well as our independent board members. McLagan used the same publically traded Bank peer group for directors’ compensation as was used for the Named Executive Officers.

McLagan concluded in their 2020 independent review of director compensation that aggregate Director Compensation was competitive to the peer banks.

Trustee (Director) Deferred Fee Plan. Pathfinder Bank maintains the Trustee Deferred Fee Plan for members of the Boards of Directors of Pathfinder Bank and the Company. A participant in the plan is eligible to defer, on a monthly basis, up to the lesser of (i) $2,000 or (ii) 100% of the monthly fees the participant would be entitled to receive each month. The participant’s deferred fees will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant’s services are terminated or the participant attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of services within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the date of the participant’s disability. Such benefit will commence within 30 days following the date on which the participant is determined to be disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

V.	PROPOSAL 1—ELECTION OF DIRECTORS

Our bylaws presently allow the Company to fix the number of directors. The number is fixed at nine directors when our Director, George P. Joyce, retires on June 4, 2021. Our bylaws provide that the number of directors be divided into three classes, as nearly equal in number as reasonably possible, and for approximately one third to be elected each year. Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. We are nominating the following persons for a three-year term: John P. Funiciello; Thomas W. Schneider and Lloyd “Buddy” Stemple.

A.	COMPOSITION OF OUR BOARD

The table below sets forth certain information regarding the composition of the Board of Directors and Director Nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected and each nominee has agreed to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name (1)	Age (2)	Position Held	Director Since (3)	Current Term to Expire
Nominees
John P. Funiciello	57	Director	2011	2021
Thomas W. Schneider	59	Director, President and Chief Executive Officer	2001	2021
Lloyd “Buddy” Stemple	60	Director	2005	2021
Directors Continuing in Office
David A. Ayoub	58	Director	2012	2022
Adam C. Gagas	49	Director	2014	2022
Melanie Littlejohn	56	Director	2016	2022
John F. Sharkey, III	63	Director	2014	2022
William A. Barclay	52	Director	2011	2023
Chris R. Burritt	68	Chairman of the Board	1986	2023
Director Retiring from Office
George P. Joyce	70	Director	2000	2021

(1)	The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(2)	As of March 24, 2021.
(3)	In the case of Mr. Burritt, service prior to 1995 reflects initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank, the Company’s operating subsidiary.

The principal occupation during the past five years of each director, nominee and executive officer, as well as other relevant experience, is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated. None of our directors, nominees or executive officers have been the subject of securities litigation, regulatory enforcement or bankruptcy in the past ten years.

B.	NOMINEES

John P. Funiciello is a licensed real estate broker and developer who owns and operates JF Real Estate in Syracuse, NY. Mr. Funiciello began his career in real estate in 1986 as a commercial real estate agent and founded JF Real Estate in 1992. JF Real Estate represents both owners and users of real estate, providing a wide array of skills and services that include brokerage, development, tenant and owner representation, site selection, space planning, building management, and much more. Currently, JF Real Estate represents approximately three million square feet of commercial and residential real estate in the Central New York Region. Mr. Funiciello is a graduate of the State University of New York at Cortland with a degree in Economics and a concentration in Business. He is an active member in the Syracuse community and has served on the Boards of Children’s Consortium and the Samaritan Center. He currently sits on the Board at the North West YMCA. Mr. Funiciello was recognized by the Central New York Business Journal’s Forty Under 40, an honor given to Onondaga County business leaders under the age of 40. Mr. Funiciello’s extensive real estate experience and knowledge of the local real estate market, as well as his insight into managing and overseeing a business, brings valuable expertise to the Board. The Board, therefore, supports his re-election for a three-year term.

Thomas W. Schneider has been employed by the Bank since 1988. Mr. Schneider is the President and Chief Executive Officer of the Company and the Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of the Company and the Bank. Mr. Schneider is a member of the board of directors the Company and the Bank. Mr. Schneider provides the Board with extensive knowledge of our customers and lending markets. Mr. Schneider recently concluded his Chairmanship of the New York State Bankers Association and he is, therefore, well respected by his peers. The Board, therefore, supports his re-election for a three-year term.

Lloyd “Buddy” Stemple is the Chief Executive Officer of Constellium Rolled Products in Ravenswood, West Virginia, a global supplier of rolled aluminum to the Aerospace and Transportation materials industries (NYSE: CSTM). Prior to his present position, Mr. Stemple was the Chief Executive Officer of Oman Aluminum Rolling Company. The Oman Aluminum Rolling Company is a venture supported by the government of Oman which started commercial production of rolled aluminum in late 2013. Prior to his work in Oman, he was the Vice-President and General Manager of Novelis Specialty Products, Novelis Inc., which has manufacturing locations in Oswego, New York, Kingston, Ontario, Canada; and sales offices in Cleveland, Ohio and Detroit, Michigan. Mr. Stemple is on the Board of SECAT which is a metallurgical Research Laboratory specializing in aluminum product and process technologies. He is also a member of the Compensation Committee of SECAT. Mr. Stemple also served as a Board and Executive Committee member of the Aluminum Association in Washington, DC. The Association promotes the use of aluminum and all matters impacting the industry. Mr. Stemple has an Engineering Degree, an MBA and a Masters Degree in International Management from McGill University and a Diploma from INSEAD in France. Mr. Stemple’s varied experience in management, strategic planning, human resources, and financial accountability of publicly traded companies is a valuable asset to our Board. The Board, therefore, supports his re-election for a three-year term.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NOMINEE.

C.	CONTINUING DIRECTORS

David A. Ayoub serves as Partner-in-Charge of the Tax Department at the Syracuse firm of Bowers & Company, CPA’s. In that capacity, Mr. Ayoub consults on corporate mergers and acquisitions, and also assists start-up businesses. In addition, he oversees the firm’s tax compliance, technical research, planning and consulting. Mr. Ayoub has over 30 years of accounting and taxation experience. Mr. Ayoub is a graduate of Rochester Institute of Technology with a BS in Accounting and is a Certified Public Accountant in New York State. He is also a Member of the American Institute of Certified Public Accountants, as well as the New York State Society of Certified Public Accountants. Mr. Ayoub pursues an active role in the community, previously serving on boards including Make-A-Wish Foundation of Central New York, where he was the Past Chair. He has also worked previously with the United Way and Score. Mr. Ayoub’s extensive experience with corporate transactions, his organization abilities as well as his experience in business and tax, offers the board an invaluable perspective of the Bank’s business.

William A. Barclay is a graduate of St. Lawrence University and Syracuse University College of Law. An attorney and businessman, Mr. Barclay is a partner in the Syracuse law firm of Barclay Damon, LLP, where he specializes in business law. Mr. Barclay has served on several community organizations throughout his career including the SUNY Oswego College Council, the Rosamond Gifford Zoo at Burnet Park, the Everson Museum of Art, and Northern Oswego County Health Services, Inc. Mr. Barclay currently serves on the Boards of Countryway Insurance Company and QMP Enterprises. He was recognized as one of Oswego County Business Magazine’s Forty under 40, an honor given to Oswego County leaders under the age of 40. Mr. Barclay was also awarded the 2007 Martin Rose Economic Developer Merit Award for his commitment to the economic development process by helping to facilitate the attraction and retention of businesses in Oswego County. Mr. Barclay is currently a New York State Assemblyman for the 120th District, which includes parts of Oswego, Onondaga and Jefferson counties. Moreover, he was recently elected to lead the minority caucus of the N.Y.S. Assembly. Mr. Barclay’s in-depth knowledge of economic development and the law provides the Board with a unique and valuable perspective into economic development and legal issues

Chris R. Burritt is the former President and General Manager of R.M. Burritt Motors, Inc., an automobile dealership located in Oswego, New York. Mr. Burritt was elected Chairman of the Board effective January 1, 2014. In addition to his prior long-term ownership and management of his well-known local business, Mr. Burritt is active in community affairs. He presently serves on the Finance/Operations Committee of the Oswego Hospital. Mr. Burritt also serves as Director of the NYS Automobile Dealers Association in Albany, NY. Mr. Burritt is also a Certified Instructor/Coordinator for Financial Peace University and teaches several nine week classes each year. Additionally, Mr. Burritt is a member of the Men’s Mentor Ministry where he serves as an advisor to men in need of financial counseling. Mr. Burritt’s experience operating a local business and substantial ties to the communities served by the Bank provides the Board with valuable insight into managing and overseeing a business.

Adam C. Gagas is the CEO in Disciplined Capital Management, LLC, an SEC registered investment advisor firm and founder and CEO of Breakwall Asset Management, LLC, a New York State registered investment advisor located in Oswego. Mr. Gagas was an analyst on teams managing multi-billion dollar portfolios at Skandia Asset Management and Principal Global Investors in New York City. He was awarded an Alfa Fellowship and completed a yearlong professional placement as an institutional investment analyst at Alfa Capital in Moscow, Russia. He is also the owner/operator of Gagas Realty Corporation, a multi-property commercial real estate holding company. In addition, he is an adjunct instructor of Corporate Finance in the SUNY Oswego School of Business. Mr. Gagas earned a BA from Hobart College with majors in Economics and Russian Studies, and an MBA with a concentration in Finance from the Leonard N. Stern School of Business at New York University. His extensive community involvement includes having served as the Chairman of the Board of Oswego Health, past chair of that organization’s Audit and Investment committees, and as a member of the Executive committee. He is the former President of the Oswego Health Foundation and a current board member of Oswego’s historic Riverside Cemetery. Mr. Gagas’ expertise in finance, particularly of public companies, provides us with valuable insight.

Melanie Littlejohn serves as the Vice President for New York Customer and Community Management at National Grid. (NYSE: NGG), a natural gas and electricity provider, where she is responsible for leading stakeholder management statewide to ensure processes, planning and best practices are delivered consistently to National Grid’s New York customers. Ms. Littlejohn joined the company (then Niagara Mohawk) in April of 1994 as the Director of Inclusion & Diversity-US Operations. Prior to her current position, she was Director of Customer and Community Management for Central New York. Before joining Niagara Mohawk, Ms. Littlejohn was the Executive Director of Urban League Onondaga County. Before joining the Urban League, she was the Manager of International Client Services for Banker’s Trust Company in the Wall Street District. Ms. Littlejohn obtained a Bachelor of Arts Degree in Liberal Arts from the State University of New York at Stony Brook and a Master’s Degree in Business Administration from Syracuse University’s Whitman School of Management. In addition, she was selected to participate in National Grid’s Developing Future Business Leader’s program administered by the London Center for High Performance. She resides in Syracuse, New York. Ms. Littlejohn pursues an active role in the community, currently serving as the Trustee/Officer of Onondaga Community College, Business Advisory Council for the Federal Reserve Bank of New York, Chair-Board of Directors of CenterState CEO, Board of Directors of the Business Council of New York and SUNY Morrisville Business School Council of Advisor’s. Ms. Littlejohn’s experience in working with a large public company provides us with valuable market perspective.

John F. Sharkey, III is President of Universal Metal Works, a custom metal fabrication facility, in Fulton, New York, and the Managing Partner of Universal Properties, LLC. Prior to his role with Universal Metal Works, Mr. Sharkey was President of Universal Joint Sales, a heavy-duty truck parts distributor, headquartered in Syracuse, New York. During his tenure at Universal Joint Sales, the company grew to 13 locations throughout the Northeast and Florida. In 1998, Mr. Sharkey sold Universal Joint Sales to FleetPride. For three years following the sale of the company, Mr. Sharkey acted as FleetPride’s Regional Vice President. Mr. Sharkey is an active member of the Central New York community, serving on boards including Center State CEO, Oswego State Economic Advisory Council and is the Finance Director of St. Anne Mother of Mary Parish. He is also a committee member of the Syracuse Chapter of Ducks Unlimited and volunteers as a pilot/crew member for Angel Flight. Mr. Sharkey’s management experience and business knowledge provides a valuable resource and perspective to the Board.

D.	RETIRING DIRECTOR

George P. Joyce is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central & Northern New York based 3rd Party logistics services provider. Mr. Joyce has a BA in Economics from SUNY Oswego. His resume includes positions as Operations Manager and Controller in a transportation and warehousing firm, as well as a manager in an IT consulting firm. He also owns and manages CONNEXTGEN LLC., a real estate holding company with commercial and residential properties. He currently serves on the Board of Operation Oswego County and is active in supporting regional economic development efforts. He has served as President and Chair of the Board of Trustees for Oswego Hospital, Chair of the Board of Operation Oswego County, Vice President of Seneca Hill Manor, a Director on the Board for the Oswego College Foundation and numerous other community organizations. Mr. Joyce provides the Board with extensive financial and business experience as well as valuable insight into technology issues. Mr. George will retire from the Board on June 4, 2021.

E.	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James A. Dowd, CPA, age 52, has been employed by the Bank since 1994 and presently serves as the Executive Vice President and Chief Operating Officer of the Company and the Bank. Mr. Dowd served as Chief Financial Officer from 2000 until January 22, 2019. Mr. Dowd is responsible for branch administration, marketing and facilities departments.

Ronald Tascarella, age 62, serves as Executive Vice President and Chief Banking Officer of the Company and the Bank. Prior to joining us in 2006, he was Senior Vice President of Oswego County National Bank. Mr. Tascarella is responsible for the Bank’s lending and commercial deposit operations.

Daniel R. Phillips, age 56 has been employed by the Bank since 1999 and presently serves as Senior Vice President and Chief Information Officer of the Company and the Bank. Prior to joining us in 1999, he was Assistant Vice President of Community Bank. Mr. Phillips is responsible for electronic delivery channels, information security and technology platforms.

Calvin L. Corriders, age 58, has been employed by the Bank since 2012 and presently serves as Regional President of Pathfinder Bank’s Syracuse Market and Human Resource Director. Prior to joining us, he was a Senior Commercial Loan Officer of Beacon Federal Credit Union. Mr. Corriders is responsible for managing and engaging the Bank’s presence in the Syracuse Market and overseeing the Human Resources Department.

Walter F. Rusnak, age 67, has been employed by the Bank since 2015 as First Vice President of Finance and Accounting and was appointed as Senior Vice President and Chief Financial Officer effective January 23, 2019. Mr. Rusnak is responsible for the treasury, finance and accounting functions of the Company. Immediately prior to joining us in 2015, Mr. Rusnak was an advisory board member and founding principal of Ovitz Corporation.

Will O’Brien, age 55, has been employed by the Bank since 1999. During his tenure, Mr. O’Brien has held various positions in the Bank including branch manager and commercial lender. Mr. O’Brien most recently served as First Vice President of Credit Administration and was just recently appointed as Senior Vice President Chief Risk Officer and Corporate Secretary. Mr. O’Brien is responsible for overseeing the Enterprise Risk Management program, as well as Loss Mitigation, Compliance, BSA/AML and Security functions.

VI.	PROPOSAL 2 –ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of the Company “(“Named Executive Officers”) is described in Executive Compensation and Compensation of our Named Executive Officers above. Shareholders are urged to read this narrative which discusses our compensation policies and procedures with respect to our Named Executive Officers.

A.	RESOLUTION TO BE VOTED

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Pathfinder Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation and Compensation of our Named Executive Officers sections in the Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in those sections.

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourages all shareholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The last “Say-on-Pay” advisory vote, conducted in 2018, was approved by 97% of our voting shareholders, with 1% abstaining and 2% against.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE RESOLUTION.

VII.	PROPOSAL 3 –ADVISORY VOTE ON THE FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

In accordance with Section 14A of the Exchange Act, we are providing a shareholder advisory vote to approve the compensation of executives (the “Say-on-Pay” advisory vote in Proposal Two above) this year and will do so at least once every three years thereafter. Pursuant to Section 14A of the Exchange Act, we are also asking shareholders to vote on whether future “Say-on-Pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future shareholder “Say-on-Pay” advisory votes on executive compensation be conducted every three years. This determination is based upon the premise that as a small company, other than for special projects such as the freeze of our defined benefit plan, we generally hire compensation consultants only once every three years. Our compensation structures do not generally change significantly annually. Since pay structure changes are likely to be made, if at all, tri-annually, based, in part, on compensation consultant recommendations, we believe a tri-annual vote sufficiently allows for advisory input. The Board is free, however, to place advisory votes before the shareholders if compensation structures change significantly during other periods. Moreover, certain compensation programs, such as equity incentive plans, legally require shareholder approval.

Although the Board of Directors recommends a “Say-on-Pay” vote every three years, shareholders will be able to specify one of four choices for this proposal on the proxy card: One year, Two years, Three years or Abstain.

Although this advisory vote regarding the frequency of “Say-on-Pay” votes is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “Say-on-Pay” shareholder advisory votes.

Unless otherwise instructed, validly executed proxies will be voted for the “Three year” frequency option.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO SELECT THE “THREE YEAR” FREQUENCY OPTION.

VIII.	PROPOSAL 4 -RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for 2021. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Bonadio & Co., LLP, for the year ending December 31, 2021. A representative of Bonadio & Co., LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires. Information regarding our engagement of Bonadio & Co., LLP is set forth below.

In order to ratify the selection of Bonadio & Co., LLP, as our independent registered public accounting firm for 2021, the proposal must receive at least a majority of the votes cast, either at the Annual Meeting or by proxy, in favor of such ratification.

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BONADIO & CO., LLP AS OUR AUDITORS FOR 2021.

A.	AUDIT AND RELATED FEES FOR 2020 AND 2019

Our Auditors for 2020 and 2019 were Bonadio & Co., LLP.

Audit Fees

Bonadio & Co., LLP billed us a total of $185,240 and $131,692 in 2020 and 2019, respectively, for the audit of our 2020 and 2019 annual consolidated financial statements, the review of our internal control over financial reporting for 2020, review of our Annual Report on Form 10-K, review of consolidated financial statements included in Forms 10-Q, and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit-related fees

Bonadio & Co., LLP billed us a total of $43,933 and $48,381 for 2020 and 2019, respectively, for audit-related fees, which included professional services rendered for the three annual audits of the Company’s employee benefit plans.

Recurring and non-recurring tax services

Bonadio & Co., LLP billed us a total of $80,150 and $60,550 in 2020 and 2019, respectively, for tax fees which included the preparation of state and federal tax returns, calculation of the quarterly tax estimates, and other tax-related consulting. Recurring and non-recurring tax services included assistance in connection with the New York State Franchise tax examination.

All Other Fees

Bonadio & Co., LLP billed us a total of $0 and $10,500 for 2020 and 2019, respectively, for other fees which included cost segregation studies and tangible property write-offs.

Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit fees incurred in 2020 and 2019 were preapproved pursuant to our policy.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2020 did not affect the auditors’ independence in performing their function as independent registered public accounting firm.

B.	AUDIT COMMITTEE REPORT

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Oversight Board and the SEC;

•

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committees concerning independence, and has discussed with the independent registered public accounting firm their independence; and

•	Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee appointed Bonadio & Co., LLP as Auditors for 2021, which appointment the shareholders will be asked to ratify at the 2021 Annual Meeting.

This report has been provided by the Audit Committee:

David Ayoub, Chris Burritt, Melanie Littlejohn and John Sharkey III

IX.	PROPOSAL 5 – APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE NON-VOTING COMMON STOCK

BACKGROUND

On May 8, 2019, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Castle Creek Capital Partners VII, L.P. (“Castle Creek”), pursuant to which the Company sold: (i) 37,700 shares of the Company’s common stock, par value $0.01 per share, at a purchase price of $14.25 per share (the “Common Stock”); (ii) 1,155,283 shares of a new series of preferred stock, Series B convertible perpetual preferred stock, par value $0.01 per share, at a purchase price of $14.25 per share (the “Series B Preferred Stock”); and (iii) a warrant, with an approximate fair value of $373,000, to purchase 125,000 shares of Non-Voting Common Stock (as defined below) at an exercise price equal to $14.25 per share (the “Warrant”), in a private placement transaction (“Castle Creek Private Placement”), for gross proceeds of approximately $17.0 million.

The Company also entered into subscription agreements dated as of May 8, 2019 (the “Subscription Agreements”) with certain directors and executive officers of the Company as well as other accredited investors. Pursuant to the Subscription Agreements, the investors purchased an aggregate of 269,277 shares of Common Stock at $14.25 per share for gross proceeds of approximately $3.8 million (the “Accredited Investor Private Placement” and together with the Castle Creek Private Placement, the “Private Placement”).

The offer and sale of the shares of Series B Preferred Stock, Common Stock and the Warrant in the Private Placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state in reliance upon the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act as securities offered and sold only to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act in a transaction not involving any public offering.

In total, the Company issued 306,977 shares of Common Stock, 1,155,283 shares of Series B Preferred Stock and the Warrant at the conclusion of the Private Placement. The transaction raised $20.8 million in gross proceeds and the final net cash received from the Private Placement, after all issuance expenses, including placement fees and all other issuance/due diligence costs of $927,000 and $342,000, respectively, was $19.6 million.

Pursuant to the Castle Creek Private Placement, on May 8, 2019, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Maryland Department”) to issue 1,155,283 shares of Series B Preferred Stock to Castle Creek. Each share of the Series B Preferred Stock will be convertible on a one-for-one basis into either (i) Common Stock under certain circumstances or (ii) non-voting common stock, par value $0.01 per share (“Non-Voting Common Stock”) (which will also be convertible into Common Stock), subject to approval of the creation of such a class of stock by the Company’s shareholders.

Pursuant to Nasdaq rules, Castle Creek may not convert the Series B Preferred Stock or, in the future, the Non-Voting Common Stock into Common Stock, or exercise the Warrant, if doing so would cause Castle Creek, when combined with the purchases of certain directors and executive officers of the Company as well as other accredited investors in the Accredited Investor Private Placement, to own 20% or more of the Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement (the “Exchange Cap”). In accordance with the Securities Purchase Agreement, the Company is required to seek shareholder approval to eliminate the Exchange Cap no later than at the 2021 annual meeting of Company shareholders. In addition, Castle Creek will need the approval or non-objection of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the New York State Department of Financial Services if it seeks to increase its ownership of shares of Common Stock in excess of 9.9% of the outstanding shares of Common Stock.

On November 13, 2020, the Company entered into an agreement (the “Exchange Agreement”) with Castle Creek providing for the exchange of 225,000 shares of the Company’s Common Stock owned by Castle Creek for 225,000 shares of the Company’s Series B Preferred Stock. The exchange was consummated simultaneously with the execution and delivery of the Exchange Agreement. The Company and Castle Creek entered into the Exchange Agreement to enable the equity ownership of Castle Creek to comply with applicable banking laws and regulations. The exchange resulted in an increase in the number of outstanding Series B Preferred Stock from 1,155,283 to 1,380,283.

REASONS FOR THE PRIVATE PLACEMENT

The Board of Directors of the Company determined that the Private Placement was advisable and in the best interests of the Company and its shareholders. The purpose of the Private Placement was to strengthen the Company’s general capital and liquidity positions, fund growth within its marketplace, purchase certain loan assets, increase the regulatory capital position of the Bank and for general corporate purposes.

THE PROPOSED AMENDMENT

The Company’s Board of Directors has approved an amendment to our Articles of Incorporation to authorize up to 1,505,283 shares of Non-Voting Common Stock, as described below, and is hereby soliciting shareholder approval for the amendment.

If approved by our shareholders, the form of Articles Supplementary to the Articles of Incorporation, which contains the proposed amendment and is attached as Appendix A to this Proxy Statement and incorporated by reference herein (the “Articles of Amendment”), would be filed with the Maryland Department. Effective upon the close of business on the date that the Company files the Articles of Amendment with the Maryland Department, each share of Series B Preferred Stock would automatically convert into one share of Non-Voting Common Stock. Following such conversion, all shares of Non-Voting Common Stock proposed to be authorized would be issued and outstanding with the exception of the 125,000 shares of Non-Voting Common Stock that may be issued upon the exercise of the Warrant. If, however, the shareholders do not approve the Articles of Amendment to authorize the Non-Voting Common Stock at the Annual Meeting, the shares of Series B Preferred Stock will remain outstanding and convertible into the Company’s Common Stock or, if the Articles of Amendment is approved by the shareholders at a later time, the Non-Voting Common Stock in accordance with its terms.

REASONS FOR THE PROPOSED AMENDMENT

The primary purpose of the proposed amendment is to fulfill our obligations under the Securities Purchase Agreement. Due to restrictions on the percentage of voting securities that could be held by Castle Creek in the Private Placement under applicable regulations and guidance from the Federal Reserve, in order to raise the amount of capital necessary to accomplish the goals of the Private Placement, the Company’s Board of Directors determined to offer non-voting securities to Castle Creek. Because our Articles of Incorporation does not currently authorize the issuance of non-voting common stock, the Board of Directors, pursuant to its authority under the Articles of Incorporation, approved the creation and issuance of the Series B Preferred Stock out of the Company’s authorized and unissued preferred stock.

On May 8, 2019, the Company filed Articles Supplementary with the Maryland Department to designate 1,155,283 shares of our authorized and unissued preferred stock as Series B Preferred Stock, which was then sold to Castle Creek. On November 13, 2020, the Company filed with the Maryland Department Articles of Amendment to the Articles Supplementary of the Series B Preferred Stock to increase the authorized and issued number of Series B Preferred Stock from 1,155,283 to 1,380,283 shares to accommodate the exchange of certain shares of Common Stock for Series B Preferred Stock by Castle Creek as described above. A copy of the Articles Supplementary, as amended, is attached as Appendix B to this Proxy Statement and is incorporated by reference herein.

Pursuant to the terms of the Series B Preferred Stock, as discussed above, each share of Series B Preferred stock will automatically convert into one share of Non-Voting Common Stock effective as of the close of business on the date that the Company files the Articles of Amendment with the Maryland Department following approval by the Company’s shareholders. Castle Creek may also exercise the Warrant and receive 125,000 shares of Non-Voting Common Stock. Under the Articles of Incorporation and Maryland law, shareholder approval of the amendment to authorize the Non-Voting Common Stock is required. Therefore, the Articles of Amendment must be approved by the Company’s shareholders in order to permit the filing of the Articles of Amendment with the Maryland Department and, thereafter, the conversion of the outstanding shares of Series B Preferred Stock into shares of Non-Voting Common Stock.

Approval of the Articles of Amendment to authorize the Non-Voting Common Stock is independent of the approval of the issuance of the Company’s Common Stock upon conversion of the Series B Preferred Stock or the Non-Voting Common Stock for purposes of NASDAQ Marketplace Rule 5635(d), as set forth in Proposal 6. The shareholders’ approval or non-approval of Proposal 6 will not affect, or be affected by, the approval or non-approval of this Proposal 5.

POTENTIAL EFFECTS OF THIS PROPOSED AMENDMENT

If this amendment is approved by our shareholders, effective as of the close of business on the date that we file the Articles of Amendment (which we anticipate will be the date of the Annual Meeting), each outstanding share of Series B Preferred Stock will automatically convert into one share of Non-Voting Common Stock, which, in the aggregate, will equal 1,380,283 shares of Non-Voting Common Stock issued and outstanding upon the full conversion of the outstanding shares of Series B Preferred Stock. Upon such conversion, all shares of Series B Preferred Stock will cease to exist and will resume the status of authorized and unissued shares of the Company’s preferred stock, and all other rights of the holders of such Series B Preferred Stock, as specified in the Articles Supplementary, will terminate. The Warrant may also be exercised creating an additional 125,000 outstanding shares of Non-Voting Common Stock.

The Non-Voting Common Stock will rank pari passu with the Company’s Common Stock with respect to the payment of dividends or distributions. Accordingly, the holders of record of the Non-Voting Common Stock will be entitled to receive as, when and if declared by the Board of Directors, dividends in the same per share amount as paid on the Company’s Common Stock, and no dividends will be payable on the Company’s Common Stock or any other class or series of the Company’s capital stock ranking with respect to dividends pari passu with the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share equal to the product of (i) the per share dividend declared and paid in respect of each share of the Company’s Common Stock and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided, however, that if a stock dividend is declared on the Company’s Common Stock payable solely in the Company’s Common Stock, the holders of the Non-Voting Common Stock will be entitled to a stock dividend payable solely in shares of Non-Voting Common Stock. In the event that the Board of Directors does not declare or pay any dividends with respect to shares of the Company’s Common Stock, the holders of the Non-Voting Common Stock will have no right to receive any dividends. The holders of Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Company that, by their respective terms, are senior to the Non-Voting Common Stock or the Company’s Common Stock, and (ii) pari passu with the Company’s Common Stock.

The holders of the Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law. The Non-Voting Common Stock will not be redeemable at the option of the Company or any holder thereof at any time; provided that the Company will not be prohibited from repurchasing or otherwise acquiring the shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

Each holder of Non-Voting Common Stock will be permitted to convert or, upon the Company’s written request, will convert, such holder’s shares of Non-Voting Common Stock into shares of the Company’s Common Stock at any time or from time to time; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which does not include the Non-Voting Common Stock); provided, further, that, unless Proposal 6 is approved by the Company’s shareholders at the Annual Meeting, the Company may not issue any shares of the Company’s Common Stock upon the conversion of the Non-Voting Common Stock, or the exercise of the Warrant, if doing so would cause the holder of Non-Voting Common Stock and the Warrant when combined with the purchases of certain directors and executive officers of the Company as well as other accredited investors in the Private Placement to own more than the Exchange Cap. In any such conversion of the Non-Voting Common Stock, each share of Non-Voting Common Stock will convert into one share of the Company’s Common Stock, subject to the adjustments set forth in the Articles of Amendment.

Each share of Non-Voting Common Stock will automatically convert, without any further action on the part of the holder thereof, into one share of the Company’s Common Stock, subject to adjustment as set forth in the Articles of Amendment, on the date that the holder of shares of Non-Voting Common Stock transfers any such shares to a non-affiliate of the holder in a transfer (i) to the Company; (ii) in a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock; (iii) that is a part of an offering that is not a widely distributed public offering of the Company’s Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the Company’s then outstanding voting securities (including pursuant to a related series of transfers); (iv) that is a part of a transfer of the Company’s Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50% of the Company’s voting securities without giving effect to such transfer; or (vi) that is part of a transaction approved by the Federal Reserve if the Federal Reserve has expressly approved any conversion into voting securities that is contemplated by such transaction in each case (collectively, a “Permissible Transfer”), subject to the Exchange Cap, unless Proposal 6 is approved by the Company’s shareholders at the Annual Meeting.

Upon conversion of the shares of Non-Voting Common Stock to shares of the Company’s Common Stock, the converted shares of the Company’s Common Stock would have the same rights and privileges as the previously issued and outstanding shares of the Company’s Common Stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid by the Company. Any issuance of additional shares of the Company’s Common Stock as a result of the conversion of the shares of Non-Voting Common Stock would increase the total number of outstanding shares of the Company’s Common Stock, which would result in dilution to the percentage ownership, voting power and earnings per share of the existing holders of the Company’s Common Stock.

POTENTIAL EFFECTS IF THE PROPOSED AMENDMENT IS NOT APPROVED

If the Company’s shareholders do not approve the Articles of Amendment to authorize the Non-Voting Common Stock, then each share of the Series B Preferred Stock outstanding will automatically convert into one share of the Company’s Common Stock and the Warrant will become exercisable into shares of Company Common Stock upon a Permissible Transfer by the holder of such shares of Series B Preferred Stock or the Warrant to a non-affiliate of such holder or each share of the Series B Preferred Stock outstanding may be converted into one share of the Company’s Common Stock at any time; provided that, upon such conversion, the holder and its affiliates will not own more than 9.9% of the Company’s voting securities; provided further, that, unless Proposal 6 is approved by the Company’s shareholders at the Annual Meeting, the Company may not issue any shares of Common Stock upon the conversion of the Series B Preferred Stock or the exercise of the Warrant if the issuance of such shares of the Company’s Common Stock would exceed the Exchange Cap.

Holders of the Series B Preferred Stock will be entitled to receive dividends when, as and if declared by the Board of Directors, in the same per share amount as paid on the number of shares of the Company’s Common Stock with respect to the number of shares of Common Stock into which the shares of Series B Preferred Stock would be converted in accordance with the terms set forth in the Articles Supplementary and if elected the holder of the Warrant will be entitled to receive dividends when, as and if declared by the Board of Directors, in the same per share amount as paid on the number of shares of the Company’s Common Stock with respect to the number of shares that may be exercised into shares of Non-Voting Common Stock or Common Stock under certain circumstances. No dividends would be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Series B Preferred Stock on an as-converted basis and the Warrant if elected. Holders of the Series B Preferred Stock have no voting rights except as may be required by law. The holder of the Warrant has no voting rights.

Recommendation and Vote

Under Maryland law, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote on this proposal is required to approve an amendment to the Company’s Articles of Incorporation to authorize the Non-Voting Common Stock. Failure to execute and return a proxy card or otherwise to vote at the Annual Meeting will have the same effect as a vote “AGAINST” the proposal, and abstentions and broker non-votes will also be counted as votes “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

X.

PROPOSAL 6 – APPROVAL OF THE POTENTIAL ISSUANCE OF 20% OR GREATER OF THE COMPANY’S OUTSTANDING COMMON STOCK (OR IF CREATED, NON-VOTING COMMON STOCK) UPON CONVERSION OF THE COMPANY’S SERIES B PREFERRED STOCK OR TO EXERCISE THE WARRANT

BACKGROUND OF PROPOSAL

As described in Proposal 5, on May 8, 2019, we issued to certain accredited investors (including Castle Creek) pursuant to the Securities Purchase Agreement and the Subscription Agreements: (i) 306,977 shares of the Company’s Common Stock at a purchase price of $14.25 per share; and (ii) 1,155,283 shares of Series B Preferred Stock at a purchase price of $14.25 per share, in the Private Placement, resulting in net proceeds to the Company of approximately $19.6 million. In addition, Castle Creek received the Warrant with an approximate fair value of $373,000, to purchase 125,000 shares of Non-Voting Common Stock at an exercise price equal to $14.25 per share. The Warrant may be exercisable by a transferee following a Permissible Transfer into 125,000 shares of Company Common Stock, subject to the Exchange Cap, unless this Proposal 6 is approved by the Company’s shareholders at the Annual Meeting.

Pursuant to the terms of the Series B Preferred Stock, as set forth in the Articles Supplementary filed with the Maryland Department on May 8, 2019, each share of Series B Preferred Stock will be convertible:

•

automatically into one share of the Non-Voting Common Stock (which will also be convertible into shares of the Company’s Common Stock on a one-for-one basis pursuant to the terms described under “Potential Effects of this Proposed Amendment” under Proposal 5), subject to the approval by the Company’s shareholders of the Articles of Amendment described in Proposal 5, effective as of the close of business on the date that the Company files the Articles of Amendment with the Maryland Department; or

•

unless previously converted into shares of Non-Voting Common Stock, into one share of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which does not include the Series B Preferred Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Series B Preferred Stock to a non-affiliate of the holder in a Permissible Transfer (which term is defined under “Potential Effects of this Proposed Amendment” in Proposal 5);

provided that, in any such case (including, without limitation, upon the conversion of the Non-Voting Common Stock as described under “Potential Effects of this Proposed Amendment” under Proposal 5), unless this Proposal 6 is approved by the Company’s shareholders at the Annual Meeting, the Company may not issue any shares of Common Stock upon conversion of the Series B Preferred Stock or the conversion of the Non-Voting Common Stock if the issuance of such shares of the Company’s Common Stock, in the aggregate, would exceed the Exchange Cap.

REASONS FOR REQUESTING SHAREHOLDER APPROVAL

The Company’s Common Stock is listed on the NASDAQ Capital Market and, therefore, the Company is subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain shareholder approval of any transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock or securities convertible into or exercisable for common stock if, in the aggregate, the number of shares of common stock issued or to be issued would equal 20% or more of the issuer’s common stock or voting power outstanding before the issuance.

Because the Company had a total of 4,387,244 shares of Common Stock outstanding prior to the Private Placement, the Company is restricted by NASDAQ Marketplace Rule 5635 from issuing 877,449 or more shares of Common Stock, or securities convertible into or exercisable for such shares of Common Stock, in a non-public offering without obtaining shareholder approval. In the Private Placement, the Company issued 306,977 shares of the Company’s Common Stock and 1,155,283 shares of Series B Preferred Stock. The Company subsequently issued an additional 225,000 shares of Series B

Preferred Stock on November 13, 2020, in connection with the exchange of 225,000 shares of Common Stock for 225,000 shares of Series B Preferred Stock by Castle Creek as described above. The 1,380,283 outstanding shares of Series B Preferred Stock are convertible into 1,380,283 shares of the Company’s Common Stock upon conversion in full of shares of the Non-Voting Common Stock into which such shares would be converted upon approval of Proposal 5 at the Annual Meeting or otherwise pursuant to the terms of the Articles Supplementary. In addition, if the Warrant is exercised (assuming the creation of the class of the Non-Voting Common Stock), 125,000 additional shares of Non-Voting Common Stock may be converted into 125,000 shares of the Company’s Common Stock.

The aggregate number of shares of the Company’s Common Stock issuable upon the conversion of the Series B Preferred Stock or, subject to the shareholders’ approval of Proposal 5, the Non-Voting Common Stock together with the shares of the Company’s Common Stock and the Warrant issued in the Private Placement would exceed the Exchange Cap (exceeding 20% of the number of shares of the Company’s Common Stock and voting power outstanding prior to the Private Placement). Accordingly, we are required under NASDAQ Marketplace Rule 5635(d) to seek approval of the Company’s shareholders for the issuance of the Company’s Common Stock in excess of the Exchange Cap upon conversion of the Series B Preferred Stock or, subject to the shareholders’ approval of Proposal 5, the Non-Voting Common Stock.

Pursuant to the Securities Purchase Agreement, the Company agreed to present a proposal at its 2021 Annual Meeting to approve the issuance of shares of the Company’s Common Stock upon the conversion of the Series B Preferred Stock or the Non-Voting Common Stock in accordance with the requirements of NASDAQ Marketplace Rule 5635(d). The Company also agreed, under the Securities Purchase Agreement, to adjourn or postpone the Annual Meeting if, as of the date of the Annual Meeting, there are insufficient shares of Common Stock represented, in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or if, as of the date of the Annual Meeting, the Company has not received proxies representing a sufficient number of shares necessary to obtain shareholder approval for Proposal 5 or Proposal 6, to allow for the solicitation of additional proxies representing a sufficient number of shares of the Company’s Common Stock to establish a quorum or obtain shareholder approval for Proposal 5 or Proposal 6, as applicable.

Approval of the issuance of shares of the Company’s Common Stock upon conversion of the Series B Preferred Stock or Non-Voting Common Stock under this Proposal 6 is independent of the approval of the Articles of Amendment to authorize the Non-Voting Common Stock, as described in Proposal 5. The shareholders’ approval or non-approval of Proposal 5 will not affect, or be affected by, the approval or non-approval of this Proposal 6.

POSSIBLE EFFECTS IF PROPOSAL 6 IS APPROVED

Conversion of the Series B Preferred Stock into Common Stock. Each share of Series B Preferred Stock, unless previously converted into Non-Voting Common Stock, may be converted into one share of the Company’s Common Stock pursuant to the terms of the Articles Supplementary. The Articles Supplementary is attached as Appendix B to this Proxy Statement and is incorporated by reference herein. Conversion of all outstanding shares of Series B Preferred Stock would result in the issuance of 1,380,283 shares of the Company’s Common Stock. The rights and privileges associated with the Common Stock issuable upon conversion of the Series B Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by the Company’s existing shareholders.

Conversion of the Non-Voting Common Stock into Common Stock. Subject to shareholder approval of the Non-Voting Common Stock, each share of Non-Voting Common Stock issuable upon conversion of the shares of Series B Preferred Stock (with one share of Series B Preferred Stock converting into one share of Non-Voting Common Stock) may be converted into one share of the Company’s Common Stock pursuant to the terms of the Articles of Amendment. The Articles of Amendment is attached as Appendix A to this Proxy Statement and is incorporated by reference herein. Assuming that all outstanding shares of Series B Preferred Stock are converted into shares of Non-Voting Common Stock, the conversion of the 1,380,283 shares of Non-Voting Common Stock issuable upon conversion of the Series B Preferred Stock would result in the issuance of 1,380,283 shares of the Company’s Common Stock. In addition, if the Warrant is exercised, 125,000 additional shares of Non-Voting Common Stock may be converted into 125,000 shares of the Company’s Common Stock. The rights and privileges associated with the Common Stock issuable upon conversion of the Non-Voting Common Stock would be identical to the rights and privileges associated with the Common Stock held by the Company’s existing shareholders.

Dilution of the Company’s Existing Shareholders. Upon full conversion of the Series B Preferred Stock or, if the shareholders approve Proposal 5, the Non-Voting Common Stock, the Company would issue an aggregate of 1,380,283 shares of the Company’s Common Stock. Together with the shares of the Company’s Common Stock issued in the Private Placement (and the additional 125,000 shares of Non-Voting Common Stock that may be issued pursuant to the Warrant), an aggregate of 1,812,260 shares of the Company’s Common Stock will have been issued (or could be issued) in connection with the Private Placement. As a result, the Company’s existing shareholders prior to the Private Placement will incur a dilution in their percentage ownership, voting power and earnings per share. Assuming the conversion of all of the Series B Preferred Stock or Non-Voting Common Stock and the exercise of the Warrant and conversion into shares of the Company’s Common Stock, the existing holders of the Company’s Common Stock immediately prior to the Private Placement would represent approximately 75.9% of the Common Stock after such conversion.

The Company’s Improved Balance Sheet and Capital Levels. The Company received net proceeds of approximately $19.6 million from the sale of the Company’s Common Stock and Series B Preferred Stock in the Private Placement. These proceeds strengthened the Company’s balance sheet and increased the Bank’s regulatory capital levels.

Market Effects of the Conversion. Despite the existence of certain restrictions on transfer, the issuance of shares of the Company’s Common Stock upon the conversion of the Series B Preferred Stock or the Non-Voting Common Stock may impact trading patterns and adversely affect the market price of the Company’s Common Stock. Additionally, sales in the public market of the shares of the Company’s Common Stock acquired upon conversion of the Series B Preferred Stock or the Non-Voting Common Stock, or the perception that such sales could occur, could adversely affect the prevailing market price of the Company’s Common Stock and impair the Company’s ability to raise funds in additional stock financings.

POSSIBLE EFFECTS IF PROPOSAL 6 IS NOT APPROVED

Series B Preferred Stock or Non-Voting Common Stock Will Remain Outstanding. Unless our shareholders approve this Proposal 6 (or a similar proposal at a subsequent meeting), the Company cannot issue shares of Common Stock upon the conversion of the Series B Preferred Stock or, if the shareholders approve Proposal 5, the Non-Voting Common Stock if the issuance of such shares, together with the shares of the Company’s Common Stock and the Warrant issued in the Private Placement, would exceed the Exchange Cap. The Company may not issue shares of the Company’s Common Stock to the holders of the Series B Preferred Stock and, if authorized, the Non-Voting Common Stock, in an aggregate amount greater than the difference between the Exchange Cap, less the aggregate number of shares of the Company’s Common Stock issued under the Securities Purchase Agreement (such difference being referred to in this Proposal 6 as the “Exchange Cap Maximum”). In addition, no holder of shares of Series B Preferred Stock or, if authorized, Non-Voting Common Stock, would be permitted to convert such shares with respect to more than such holder’s pro rata amount of the Exchange Cap Maximum determined based upon the holder’s percentage ownership of the sum of (i) the aggregate number of shares of the Company’s Common Stock issued to all purchasers that purchased Series B Preferred Stock in the Private Placement and (ii) the aggregate number of shares of the Company’s Common Stock issuable upon the conversion of all shares of Series B Preferred Stock and/or Non-Voting Common Stock, if any.

Participation in Dividends on Common Stock. So long as any shares of Series B Preferred Stock or Non-Voting Common Stock remain outstanding, if we declare any dividends on the Company’s Common Stock or make any other distribution to the holders of the Company’s Common Stock, the holders of the Series B Preferred Stock, the Non-Voting Common Stock, if any, and the holder of the Warrant will be entitled to participate in such distribution. With respect to the Series B Preferred Stock, the holders thereof would be entitled to receive any such dividends or distributions on a pro rata basis with the Company’s Common Stock determined on an as-converted basis assuming that all shares of Series B Preferred Stock had been converted as of immediately prior to the record date for the applicable dividend or distribution. With respect to the Non-Voting Common Stock, the holders thereof would be entitled to receive any such dividends or distributions in the same per share amount as paid on the Company’s Common Stock. Upon its election, the holder of the Warrant will receive the same cash dividends on the Warrant as common shareholders. In all cases, no dividends will be payable on the Company’s Common Stock (or any class or series of the Company’s capital stock ranking with respect to dividends or distributions pari passu with the Common Stock) unless the required dividend or distribution is payable at the same time on any outstanding shares of Series B Preferred Stock, Non-Voting Common Stock or the Warrant if elected.

Reservation of Shares Issuable Upon Conversion. The Company must, at all times, reserve and keep available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock as would be sufficient from time to time to effect the conversion of the Series B Preferred Stock or, if approved, the Non-Voting Common Stock. If at any time the authorized but unissued shares of the Company’s Common Stock would not be sufficient to effect the full conversion of all then outstanding shares of Series B Preferred Stock and Non-Voting Common Stock (including the shares that may be issued by the exercise of the Warrant), the Company must take such action as may be necessary to increase its authorized number of shares of Common Stock to a sufficient number. Therefore, regardless of whether the shareholders approve this Proposal 6, the Company will be obligated, so long as any shares of Series B Preferred Stock or Non-Voting Common Stock remain outstanding, to reserve a sufficient number of authorized but unissued shares of its Common Stock available for issuance upon the conversion of the Series B Preferred Stock or Non-Voting Common Stock.

DESCRIPTION OF THE SERIES B PREFERRED STOCK

This section summarizes specific terms and provisions of the Series B Preferred Stock. The description of the Series B Preferred Stock contained in this section is qualified in its entirety by the actual terms of the Series B Preferred Stock as set forth in the Articles Supplementary attached as Appendix B to this Proxy Statement.

General

The Series B Preferred Stock constitutes a single series of our preferred stock, consisting of 1,380,283 shares, $0.01 par value per share. The Series B Preferred Stock is not subject to any sinking fund or other obligation of the Company to redeem or repurchase the Series B Preferred Stock.

Ranking

The Series B Preferred Stock ranks, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) pari passu with the Company’s Common Stock pro rata on an as-converted basis and (ii) subordinate and junior to all other securities of the Company which, by their respective terms, are senior to the Series B Preferred Stock or the Company’s Common Stock.

Dividend Rights

Holders of the Series B Preferred Stock are entitled to receive dividends when, as and if declared by the Company’s Board of Directors, in the same amount as paid on the number of shares of the Company’s Common Stock into which each share of Series B Preferred Stock would be converted in accordance with the Articles Supplementary. No dividends will be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Series B Preferred Stock on an as-converted basis; provided that if any stock dividend is declared on the Company’s Common Stock, the holders of Series B Preferred Stock will be entitled to receive such dividend payable in shares of Series B Preferred Stock.

Voting

The holders of shares of Series B Preferred Stock have no voting rights, except as may be required by Maryland law and as set forth in the Articles Supplementary. If the holders of shares of Series B Preferred Stock are entitled by law to vote as a single class with the holders of outstanding shares of the Company’s Common Stock, each share of Series B Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which such share may be converted.

So long as any shares of Series B Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise) without obtaining the approval of the holders of a majority of the issued and outstanding shares of Series B Preferred Stock:

•	alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Series B Preferred Stock so as to affect them adversely;

•	increase or decrease the authorized number of shares of Series B Preferred Stock; or

•

enter into any agreement, merger or business combination, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Series B Preferred Stock.

Redemption and Repurchase

The Series B Preferred Stock is not redeemable by the Company or the holder. However, in the event that the Company offers to repurchase shares of the Company’s Common Stock, the Company must offer to repurchase shares of the Series B Preferred Stock pro rata based upon the number of shares of the Company’s Common Stock such holders would be entitled to receive if such shares were converted into shares of the Company’s Common Stock immediately prior to such repurchase.

Conversion

Mandatory Conversion. Subject to the limitation described under “ —Exchange Cap Limitation” below, each share of Series B Preferred Stock will automatically convert into one share of the Company’s Non-Voting Common Stock effective as of the close of business on the date that the Company obtains shareholder approval for, and files, the Articles of Amendment to authorize the Non-Voting Common Stock.

Optional Conversion. Subject to the limitation described under “—Exchange Cap Limitation” below, each share of Series B Preferred Stock, unless previously converted into shares of Non-Voting Common Stock, will be convertible into one share of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Series B Preferred Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Series B Preferred Stock to a non-affiliate of the holder in a “permissible transfer” (which term is defined under “Potential Effects of this Proposed Amendment” in Proposal 5).

Exchange Cap Limitation. However, the Company may not issue any shares of Common Stock upon the conversion of the Series B Preferred Stock (or the conversion of shares of Non-Voting Common Stock issuable upon conversion of the Series B Preferred Stock) if the issuance of such shares of the Company’s Common Stock (together with any issuance of shares of the Company’s Common Stock in the Private Placement and upon the conversion of any shares of Non-Voting Common Stock and the Warrant) would equal or exceed 20.0% of the total outstanding shares of Common Stock or equal or exceed 20.0% of the total voting power of the Company’s securities in each case immediately preceding the issuance of shares of the Company’s Common Stock, Series B Preferred Stock and the Warrant in the Private Placement (which limitation we sometimes refer to in this Proxy Statement as the “Exchange Cap”), unless the shareholders approve the issuance of shares of the Company’s Common Stock in excess of the Exchange Cap, as required by NASDAQ Marketplace Rule 5635(d).

Adjustment. If the Company, at any time prior to the conversion of the Series B Preferred Stock, (i) effects a division of the Company’s Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a stock dividend), or (ii) combines or consolidates the outstanding shares of the Company’s Common Stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the dividend, liquidation, and conversion rights of each share of Series B Preferred Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the Company’s Common Stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Series B Preferred Stock will be convertible into, in lieu of the shares of the Company’s Common Stock issuable upon the conversion of such share of Series B Preferred Stock, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (II) the number of shares of the Company’s Common Stock into which such share of Series B Preferred Stock is then convertible (without regard to any limitations on conversion of the Series B Preferred Stock set forth in the Articles Supplementary) immediately before that transaction and (b) any dividends or distributions payable with respect to such share of Series B Preferred Stock will, effective upon such transaction, be adjusted so that each share of Series B Preferred Stock will be entitled to receive such dividends and distributions, with respect to a number of shares of such other class or classes of stock, in lieu of the shares of the Company’s Common Stock issuable upon conversion of such share of Series B Preferred Stock, equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (ii) the number of shares of the Company’s Common Stock into which such share of Series B Preferred Stock is then convertible (without regard to any limitations on conversion of the Series B Preferred Stock set forth in the Articles Supplementary) immediately before that transaction.

DESCRIPTION OF THE NON-VOTING COMMON STOCK

This section summarizes specific terms and provisions of the Non-Voting Common Stock. The description of the Non-Voting Common Stock contained in this section is qualified in its entirety by the actual terms of the Non-Voting Common Stock as set forth in the Articles of Amendment attached as Appendix A to this Proxy Statement.

General

Upon approval of the Articles of Amendment to authorize the Non-Voting Common Stock at the Annual Meeting and the filing of the Articles of Amendment with the Maryland Department, the Non-Voting Common Stock will constitute a new class of the Company’s Common Stock, consisting of 1,380,283 shares, $0.01 par value per share. In addition, 125,000 shares of Non-Voting Common Stock will be reserved in the event the Warrant is exercised. The Non-Voting Common Stock is not subject to any sinking fund or other obligation of the Company to redeem or repurchase the Non-Voting Common Stock.

Ranking

The Non-Voting Common Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) pari passu with the Company’s Common Stock and (ii) subordinate and junior to all other securities of the Company which, by their respective terms, are senior to the Non-Voting Common Stock or the Company’s Common Stock.

Dividend Rights

Holders of the Non-Voting Common Stock will be entitled to receive dividends when, as and if declared by the Company’s Board of Directors, in the same per share amount as paid on Company’s Common Stock. No dividends will be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share equal to the product of (i) the per share dividend declared and paid in respect of each share of the Company’s Common Stock and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to limitations on conversion of such Non-Voting Common Stock); provided that if any stock dividend is declared on the Company’s Common Stock, the holders of Non-Voting Common Stock will be entitled to receive such dividend payable in shares of Non-Voting Common Stock.

Voting

The holders of shares of Non-Voting Common Stock have no voting rights, except as may be required by Maryland law and as set forth in the Articles of Amendment.

So long as any shares of Non-Voting Common Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise) without obtaining the approval of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock:

•	alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely;

•	increase or decrease the authorized number of shares of Non-Voting Common Stock; or

•

enter into any agreement, merger or business combination, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock.

Redemption and Repurchase

The Non-Voting Common Stock is not redeemable by the Company or the holder. However, in the event that the Company offers to repurchase shares of the Company’s Common Stock, the Company must offer to repurchase shares of the Non-Voting Common Stock pro rata based upon the number of shares of the Company’s Common Stock such holders would be entitled to receive if such shares were converted into shares of the Company’s Common Stock immediately prior to such repurchase.

Conversion

Optional Conversion. Subject to the limitation described under “ —Exchange Cap Limitation” below, each share of Non-Voting Common Stock will be convertible into one share of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s

Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Non-Voting Common Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Non-Voting Common Stock to a non-affiliate of the holder in a Permissible Transfer.

Exchange Cap Limitation. The Company may not issue any shares of Common Stock upon the conversion of the Non-Voting Common Stock if the issuance of such shares of the Company’s Common Stock (together with any issuance of shares of the Company’s Common Stock in the Private Placement and upon the conversion of any shares of Series B Preferred Stock and the Warrant) would equal or exceed 20.0% of the total outstanding shares of Common Stock or equal or exceed 20.0% of the total voting power of the Company’s securities in each case immediately preceding the issuance of shares of the Company’s Common Stock, the Series B Preferred Stock and the Warrant in the Private Placement (which limitation we sometimes refer to in this Proxy Statement as the “Exchange Cap”), unless the shareholders approve the issuance of shares of the Company’s Common Stock in excess of the Exchange Cap, as required by NASDAQ Marketplace Rule 5635(d).

Adjustment. If the Company, at any time prior to the conversion of the Non-Voting Common Stock, (i) effects a division of the Company’s Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a stock dividend), or (ii) combines or consolidates the outstanding shares of the Company’s Common Stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the Company’s Common Stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the shares of Common Stock issuable upon the conversion of such share of Non-Voting Common Stock, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (II) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Articles of Amendment) immediately before that transaction and (b) any dividends or distributions payable with respect to such share of Non-Voting Common Stock will, effective upon such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to receive such dividends and distributions, with respect to a number of shares of such other class or classes of stock, in lieu of the shares of the Company’s Common Stock issuable upon conversion of such share of Non-Voting Common Stock, equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Articles of Amendment) immediately before that transaction.

DESCRIPTION OF THE WARRANT

This section summarizes specific terms and provisions of the Warrant. The description of the Warrant contained in this section is qualified in its entirety by the actual terms of the Warrant attached as Appendix C to this Proxy Statement.

Number of Warrants

The Company issued to Castle Creek the Warrant to purchase up to 125,000 shares of the Company’s shares of Non-Voting Common Stock or, in the case of a transferee following a Permissible Transfer, Common Stock, in each case, subject to adjustment, as described below (the “Shares”).

Exercise Price

The Warrant has an initial exercise price of $14.25 per Share, subject to adjustment, as described below.

Term

The Warrant is exercisable commencing from the date of its issuance and will expire on May 8, 2026.

Exercisability

The Warrant may be exercised, in whole or in part, by delivering to the Company a written notice of election to exercise the Warrant and delivering to the Company cash payment of the exercise price, in the manner set forth in the Warrant, unless the warrantholder elects to exercise the cashless exercise procedure described below.

Cashless Exercise

The warrantholder is permitted to effect a cashless exercise of the Warrant (in whole or in part) in which case the warrantholder would receive upon such exercise the net number of Shares determined according to the formula set forth in the Warrant.

Transferability

Subject to compliance with applicable securities laws, the Warrant may be transferable and assignable, in whole or in part, provided that such assignment or transfer is a Permissible Transfer or is made to an affiliate of the warrantholder,

Rights as a Shareholder

The Warrant does not entitle the warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise of the Warrant.

Limitation on Exercises

The Warrant is not exercisable for shares of Company Common Stock to the extent any such exercise would cause the warrantholder to exceed 9.9% of any class of voting securities of the Company (or 24.9% if certain bank regulatory approvals have been obtained with respect to such warrantholder, as described in the Warrant); and (ii) upon the request of the warrantholder that it not be issued Common Stock in whole or in part upon the exercise of this Warrant, the Company will cooperate with such shareholder to modify the proposed issuance of Common Stock to the warrantholder to provide for the issuance of Series B Preferred Stock, Non-Voting Common Stock or other non-voting securities in lieu of Common Stock.

Adjustment

Each of the exercise price and the number of Shares for which the Warrant is exercisable are subject to adjustment from time to time upon the occurrence of certain events including: (1) the Company declaring a dividend or making a distribution on its Common Stock in shares of Common Stock, (2) splitting, subdividing or reclassifying the outstanding shares of Common Stock into a greater number of shares, (3) if the Company issues or sells, or agrees to issue or sell, any Common Stock, Series B Preferred Stock, Non-Voting Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock, Series B Preferred Stock or Non-Voting Common Stock (or are otherwise linked to Common Stock) for consideration per share less than the market price, or (4) a distribution to all holders of Common Stock of cash, any shares of any class other than the Company’s Common Stock, evidences of indebtedness of the Company, rights or warrants of the Company. Notwithstanding the foregoing, upon Castle Creek’s election, Castle Creek will receive the same cash dividends on the Warrant as common shareholders instead of an adjustment to the exercise price and the number of Shares for which the Warrant is exercisable.

Recommendation and Vote

The affirmative vote of a majority of the votes cast is required to approve, for purposes of NASDAQ Rule 5635(d), the potential issuance of 20.0% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the Warrant. Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether Proposal 6 has been approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6.

XI.	PROPOSAL 7 – ADJOURNMENT OF THE ANNUAL MEETING

In the event there are not sufficient votes at the time of the Annual Meeting to approve the proposed amendment to our Articles of Incorporation to authorize the Non-Voting Common Stock (Proposal 5) or, for purposes of NASDAQ Rule 5635(d), the potential issuance of 20.0% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or the exercise of the Warrant (Proposal 6), our Board of Directors may propose to adjourn the Annual Meeting to a later date or dates in order to permit the solicitation of additional proxies (the “Adjournment Proposal”). Pursuant to Maryland law and our Articles of Incorporation, the Board of Directors is not required to fix a new record date to determine the shareholders entitled to vote at the adjourned meeting if the meeting is adjourned to a date not more than 120 days after the original record date. If the Board of Directors does not adjourn the Annual Meeting to a date more than 120 days after the original record date, and as such, does not fix a new record date, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken. If a new record date is fixed, notice of the adjourned meeting will be given as in the case of an original meeting.

In order to permit proxies that have been received by us at the time of the Annual Meeting to be voted for an adjournment of the Annual Meeting, if necessary, we are submitting the Adjournment Proposal to shareholders as a separate matter for consideration. Approval of the Adjournment Proposal by the Company’s shareholders will authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our shareholders approve the Adjournment Proposal, we may adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 5 and/or Proposal 6, including the solicitation of proxies from our shareholders who have previously voted against the relevant proposal(s). Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 5 or Proposal 6 have been received, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of that proposal.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the Adjournment Proposal. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 7.

XII.	NEXT YEAR

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 30, 2021. Any such proposals shall also be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of shareholders. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, Pathfinder Bancorp, Inc.’s Secretary must receive written notice not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to shareholders, such written notice shall be delivered or mailed to and received by the Secretary of Pathfinder Bancorp, Inc. at its principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.

The notice with respect to shareholder proposals that are not nominations for director must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the board of directors of Pathfinder Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act of 1934 or any successor rule or regulation.

The 2022 annual meeting of shareholders is expected to be held May 6, 2022. Advance written notice for certain business, or nominations to the board of directors, to be brought before the next annual meeting must be given to us no earlier than February 7, 2022 and no later than February 17, 2022. If notice is received before February 7, 2022 or after February 17, 2022, it will be considered untimely, and we will not be required to present the matter at the shareholders meeting.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

BY ORDER OF THE BOARD OF DIRECTORS

William D. O’Brien

Secretary

Oswego, New York

April 30, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K and Proxy Card are available at http://www.pathfinderbank.com/annualmeeting.

Appendix A

FORM OF ARTICLES SUPPLEMENTARY

ESTABLISHING A CLASS OF NON-VOTING COMMON STOCK

The shares of Non-Voting Common Stock of the Corporation into which the Series B Preferred Stock shall be mandatorily convertible upon the taking by the Corporation of all action necessary under the Maryland Corporations and Associations Code to authorize a class of Non-Voting Common Stock shall be created by filing Articles Supplementary in substantially the form below:

PATHFINDER BANCORP, INC.

ARTICLES SUPPLEMENTARY

FOR

CLASS A NON-VOTING COMMON STOCK

Pathfinder Bancorp, Inc., a Maryland Corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

WHEREAS, under a power contained in Article 5 of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation adopted the following resolution that classified shares of Non-Voting Common Stock of the Corporation as “Class A Non-Voting Common Stock”:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation and applicable law, a class of Non-Voting Common Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such class, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such class, are as follows:

RIGHTS AND PREFERENCES

Definitions.

(a) “Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b) “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended and in effect from time and time

(c) “Board of Directors” means the board of directors of the Corporation.

(d) A “business day” means any day other than a Saturday or a Sunday or a day on which banks in New York are authorized or required by law, executive order or regulation to close.

(e) “Certificate” means a certificate representing one (1) or more shares of Non-Voting Common Stock.

(f) “Common Stock” means the voting common stock of the Corporation, par value $0.01 per share.

(g) “Conversion” has the meaning set forth in Section 5.

(h) “Corporation” means Pathfinder Bancorp, Inc., a Maryland corporation.

(i) “Dividends” has the meaning set forth in Section 3.

(j) “Exchange Agent” means Computershare Trust Company, N.A. solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(k) “Liquidation Distribution” has the meaning set forth in Section 4.

(l) “Non-Voting Common Stock” has the meaning set forth in Section 2.

(m) “Permissible Transfer” means a transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Non-Voting Common Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the rights to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) if the Federal Reserve has expressly approved any conversion into voting securities that is contemplated by such transaction.

(n) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

(o) “Principal Market” means the NASDAQ Capital Market.

(p) “Series B Preferred Stock” has the meaning set forth in Section 2.

(q) “SPA” has the meaning set forth in Section 16.

(r) “Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

2. Designation; Number of Shares. The class of shares of capital stock hereby authorized shall be designated as “Non-Voting Common Stock”. The number of authorized shares of the Non-Voting Common Stock shall be 1,505,283 shares. The Non-Voting Common Stock shall have $0.01 par value per share. Each share of Non-Voting Common Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Non-Voting Common Stock is identical in all respects to every other share of Non-Voting Common Stock.

3. Dividends. The Non-Voting Common Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”). Accordingly, the holders of record of Non-Voting Common Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the Common Stock, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock. Dividends that are payable on Non-Voting Common Stock will be payable to the holders of record of Non-Voting Common Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Non-Voting Common Stock will have no right to receive any Dividends.

4. Liquidation.

(a) Rank. The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation that, by their respective terms, are senior to the Non-Voting Common Stock or the Common Stock, and (ii) pari passu with the Common Stock. Not in limitation of anything contained herein, and for purposes of clarity, the Non-Voting Common Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b) Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Voting Common Stock will be entitled to receive, for each share of Non-Voting Common Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Non-Voting Common Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Non-Voting Common Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Non-Voting Common Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Non-Voting Common Stock at such time, without regard to any limitations on conversion of the Non-Voting Common Stock). All Liquidation Distributions to the holders of the Non-Voting Common Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Non-Voting Common Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5. Conversion.

(a) General.

(i) A holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Non-Voting Common Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Non-Voting Common Stock). In any such conversion, each share of Non-Voting Common Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

(ii) Each share of Non-Voting Common Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6 below, on the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permissible Transfer.

(iii) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Non-Voting Common Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation. Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Non-Voting Common Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Non-Voting Common Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Non-Voting Common Stock that were not converted to Common Stock.

(iv) All shares of Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(v) Notwithstanding anything herein to the contrary, no holder Non-Voting Common Stock shall be permitted to convert any shares of Non-Voting Common Stock hereunder to the extent such conversion would cause such holder to exceed 19.99% of the Common Stock (as calculated in accordance with NASDAQ Listing Rule 5635(d)) unless and until such time that the Company shall have obtained the approval of its shareholders pursuant to NASDAQ Listing Rule 5635(d).

(b) Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Non-Voting Common Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Non-Voting Common Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(c) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Non-Voting Common Stock against impairment.

(d) Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Non-Voting Common Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Non-Voting Common Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Non-Voting Common Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Non-Voting Common Stock in accordance with the requirements of such exchange at such time.

6. Adjustments.

(a) Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

(c) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Non-Voting Common Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Non-Voting Common Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Non-Voting Common Stock.

7. Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock).

8. Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Corporation or any holder of Non-Voting Common Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

9. Voting Rights. The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law.

10. Protective Provisions. So long as any shares of Non-Voting Common Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock, (i) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely, (ii) increase or decrease the authorized number of shares of Non-Voting Common Stock or (iii) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock. In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders in general, the Corporation shall offer to repurchase shares of Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11. Notices. All notices required or permitted to be given by the Corporation with respect to the Non-Voting Common Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Non-Voting Common Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Non-Voting Common Stock, or of any other matter required to be presented for the approval of the holders of the Non-Voting Common Stock.

12. Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Non-Voting Common Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13. Term. The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Section 5.

14. Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

15. Other Rights. The shares of Non-Voting Common Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

16. Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of the Non-Voting Common Stock if the issuance of such shares of Common Stock (taken together with each issuance of shares of Common Stock (x) pursuant to the Securities Purchase Agreement, dated as of May 8, 2019, by and among the Company and the purchasers party thereto (the “SPA”), (y) upon the exercise of the Warrants (as defined in the SPA) in accordance with the Warrant Agreement (as defined in the SPA) or otherwise and (z) upon conversion of the Series B Preferred Stock in accordance with the Articles of Incorporation or otherwise) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion or otherwise pursuant to the terms of the Series B Preferred Stock, Non-Voting Common Stock or Warrants (as the case may be) without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Holder (each, an “Existing Buyer”) shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Series B Preferred Stock, Non-Voting Common Stock, Warrants or otherwise pursuant to the terms of the SPA, the Articles of Incorporation or the Warrant Agreement, shares of Common Stock in an amount greater than the difference between (i) the Exchange Cap as of the Closing Date (as defined in the SPA) minus (ii) the sum of (1) the aggregate number of shares of Common Stock issued to such Existing Buyer on the Closing Date plus (2) the aggregate number of shares of Common Stock issued to other investors on the Closing Date (with respect to such Existing Buyer, the “Exchange Cap Allocation”). In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s Non-Voting Common Stock, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation with respect to such portion of such Non-Voting Common Stock so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of such Existing Buyer’s Series B Preferred Stock, Non-Voting Common Stock or Warrants, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series B Preferred Stock or Non-Voting Common Stock and such Existing Buyer’s exercise in full of such Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining Existing Buyers of Series B Preferred Stock, Non-Voting Common Stock or Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Series B Preferred Stock, Non-Voting Common Stock or Warrants then held by each such Existing Buyer of Series B Preferred Stock, Non-Voting Common Stock or Warrants.

IN WITNESS WHEREOF, PATHFINDER BANCORP, INC. has caused these Articles Supplementary to the Articles of Incorporation to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary, under penalties of perjury, each of whom has been duly authorized by the Board of Directors of the Corporation to execute and attest to these Articles Supplementary this_______ day of______________________ , 20___ .

WITNESS		PATHFINDER BANCORP, INC.

By:		By:
Name:	William O’Brien	Name:	Thomas W. Schneider
Title:	Secretary		President and Chief Executive Officer

Appendix B

PATHFINDER BANCORP, INC.

ARTICLES SUPPLEMENTARY

FOR

SERIES B CONVERTIBLE PERPETUAL PREFERRED STOCK

Pathfinder Bancorp, Inc., a Maryland Corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

WHEREAS, under a power contained in Article 5 of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation adopted the following resolution that classified and designated a series of 1,280,283 shares of Preferred Stock of the Corporation as “Series B Convertible Perpetual Preferred Stock”:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

RIGHTS AND PREFERENCES

1. Definitions.

(a) “Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b) “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended and in effect from time and time.

(c) “Board of Directors” means the board of directors of the Corporation.

(d) A “business day” means any day other than a Saturday or a Sunday or a day on which banks in New York are authorized or required by law, executive order or regulation to close.

(e) “Certificate” means a certificate representing one (1) or more shares of Series B Preferred Stock.

(f) “Common Stock” means the voting common stock of the Corporation, $0.01 par value per share.

(g) “Conversion” has the meaning set forth in Section 5.

(h) “Corporation” means Pathfinder Bancorp, Inc., a Maryland corporation.

(i) “Dividends” has the meaning set forth in Section 3.

(j) “Exchange Agent” means Computershare Trust Company, N.A. solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(k) “Liquidation Distribution” has the meaning set forth in Section 4.

(l) “Mandatory Conversion Date” means, with respect to shares of Series B Preferred Stock of any and all holders thereof, the Non-Voting Common Stock Articles Supplementary Effective Date.

(m) “Non-Voting Common Stock” means, if authorized by all necessary action on the part of the Corporation, a class of common equity of the Corporation containing terms substantially as set forth in Annex A to these Articles Supplementary.

(n) “Non-Voting Common Stock Articles Supplementary Effective Date” means the date that the Corporation shall have filed Articles Supplementary to the Articles of Incorporation with the Maryland Department of Assessments and Taxation as required by the Maryland Corporations and Associations Code to authorize a class of Non-Voting Common Stock containing terms substantially as set forth in Annex A to these Articles Supplementary in an amount of shares sufficient to permit the full conversion of the Series B Preferred Stock into shares of Non-Voting Common Stock and the full exercise of all outstanding warrants issued by the Corporation.

(o) “Permissible Transfer” means a transfer by the holder of Series B Preferred Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Series B Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series B Preferred Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Series B Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) if the Federal Reserve has expressly approved any conversion into voting securities that is contemplated by such transaction.

(p) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

(q) “Principal Market” means the NASDAQ Capital Market.

(r) “Series B Preferred Stock” has the meaning set forth in Section 2.

(s) “SPA” has the meaning set forth in Section 18.

(t) “Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

2. Designation; Number of Shares. The series of shares of Preferred Stock hereby authorized shall be designated the “Series A Convertible Perpetual Preferred Stock” (“Series B Preferred Stock”). The number of authorized shares of the Series B Preferred Stock shall be 1,280,283 shares. The Series B Preferred Stock shall have a par value of $0.01 per share. Each share of Series B Preferred Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Series B Preferred Stock is identical in all respects to every other share of Series B Preferred Stock.

3. Dividends. The Series B Preferred Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”) on a pro rata basis with the Common Stock determined on an as-converted basis assuming all shares had been converted pursuant to Section 5 as of immediately prior to the record date of the applicable Dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such Dividends are to be determined). Accordingly, the holders of record of Series B Preferred Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the number of shares of Common Stock with respect to the number of shares of Common Stock into which the shares of Series B Preferred Stock would be converted, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Series B Preferred Stock in an amount per share of Series B Preferred Stock equal to the product of (a) the per share Dividend declared and paid in respect of each share of Common Stock and (b) the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible (without regard to any limitations on conversion of the Series B Preferred Stock); provided, however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Series B Preferred Stock will be entitled to a stock Dividend payable solely in shares of Series B Preferred Stock. Dividends that are payable on Series B Preferred Stock will be payable to the holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Series B Preferred Stock will have no right to receive any Dividends.

4. Liquidation.

(a) Rank. The Series B Preferred Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation which, by their respective terms, are senior to the Series B Preferred Stock or the Common Stock, and (ii) pari passu with the Common Stock pro rata on an as-converted basis. Not in limitation of anything contained herein, and for purposes of clarity, the Series B Preferred Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b) Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series B Preferred Stock will be entitled to receive, for each share of Series B Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Series B Preferred Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Series B Preferred Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Series B Preferred Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Series B Preferred Stock at such time, without regard to any limitations on conversion of the Series B Preferred Stock). All Liquidation Distributions to the holders of the Series B Preferred Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series B Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5. Conversion.

(a) General.

(i) Unless the shares of Series B Preferred Stock shall have previously been converted into shares of Non-Voting Common Stock pursuant to Section 5(a)(iii), a holder of Series B Preferred Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Series B Preferred Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Series B Preferred Stock), provided further that the right to convert under this Section 5(a)(i) shall not be available to a transferee of shares of Series B Preferred Stock with respect to a transfer other than a Permissible Transfer. In any such conversion, each share of Series B Preferred Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

(ii) Unless the shares of Series B Preferred Stock shall have previously been converted into shares of Non-Voting Common Stock pursuant to Section 5(a)(iii), each share of Series B Preferred Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6, below, on the date a holder of Series B Preferred Stock transfers any shares of Series B Preferred Stock to a non-affiliate of the holder in a Permissible Transfer.

(iii) Effective as of the close of business on the Mandatory Conversion Date, each share of Series B Preferred Stock will automatically convert into one (1) share of Non-Voting Common Stock, without any further action on the part of any holder.

(iv) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Series B Preferred Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation. Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Series B Preferred Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Series B Preferred Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Series B Preferred Stock that were not converted to Common Stock or Non-Voting Common Stock.

(v) Upon occurrence of the Mandatory Conversion Date, the Corporation shall promptly provide notice of such event and the resulting conversion of the Series B Preferred Stock to each registered holder of the Series B Preferred Stock. Such notice shall provide instructions for the surrender to the Corporation of certificates for shares of Series B Preferred Stock held of record by such holders for issuance of certificates representing shares of Non-Voting Common Stock into which the Series B Preferred Stock have been converted pursuant to Section 5(a)(iii).

(vi) All shares of Common Stock or Non-Voting Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(vii) Notwithstanding anything herein to the contrary, no holder of Series B Preferred Stock shall be permitted to convert any shares of Series B Preferred Stock hereunder to the extent such conversion would cause the holder to exceed 19.99% of the Common Stock (as calculated in accordance with NASDAQ Listing Rule 5635(d)) unless and until such time that the Company shall have obtained the approval of its shareholders pursuant to NASDAQ Listing Rule 5635(d).

(b) Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock and, when authorized, Non-Voting Common Stock solely for the purpose of effecting the conversion of the Series B Preferred Stock such number of shares of Common Stock or Non-Voting Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock; and if at any time the number of shares of authorized but unissued Common Stock or Non-Voting Common Stock (when authorized) will not be sufficient to effect the conversion of all then outstanding Series B Preferred Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock or Non-Voting Common Stock to such number of shares as will be sufficient for such purpose.

(c) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

(d) Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Series B Preferred Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Series B Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series B Preferred Stock in accordance with the requirements of such exchange at such time.

6. Adjustments.

(a) Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Series B Preferred Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Series B Preferred Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Series B Preferred Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible (without regard to any limitations on conversion of the Series B Preferred Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Series B Preferred Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Series B Preferred Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible (without regard to any limitations on conversion of the Series B Preferred Stock) immediately before that transaction.

(c) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

7. Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Series B Preferred Stock will thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Series B Preferred Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Series B Preferred Stock).

8. Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Series B Preferred Stock will not be redeemable at the option of the Corporation or any holder of Series B Preferred Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Series B Preferred Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Series B Preferred Stock repurchased or otherwise acquired may be cancelled by the Corporation and thereafter be reissued as shares of any series of preferred stock of the Corporation.

9. Voting Rights. The holders of Series B Preferred Stock will not have any voting rights, except as may otherwise from time to time be required by law. If the holders of Series B Preferred Stock shall be entitled by law to vote as a single class with the holders of outstanding shares of Common Stock, with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration (by vote or written consent), each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible pursuant to Section 5.

10. Protective Provisions. So long as any shares of Series B Preferred Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Series B Preferred Stock, (a) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Series B Preferred Stock so as to affect them adversely, (b) increase or decrease the authorized number of shares of Series B Preferred Stock or (c) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Series B Preferred Stock. In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders in general, the Corporation shall offer to repurchase shares of Series B Preferred Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11. Notices. All notices required or permitted to be given by the Corporation with respect to the Series B Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series B Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Series B Preferred Stock, or of any other matter required to be presented for the approval of the holders of the Series B Preferred Stock.

12. Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Series B Preferred Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13. Term. The Series B Preferred Stock shall have perpetual term unless converted in accordance with Section 5.

14. No Preemptive Rights. The holders of Series B Preferred Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Series B Preferred Stock.

15. Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

16. Other Rights. The shares of Series B Preferred Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

17. General Provisions. In addition to the above provisions with respect to the Series B Preferred Stock, such Series B Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Corporation’s Articles of Incorporation with respect to preferred stock generally.

18. Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of the Series B Preferred Stock if the issuance of such shares of Common Stock (taken together with each issuance of such shares (x) pursuant to the Securities Purchase Agreement, dated as of May 8, 2019, by and among the Company and the purchasers party thereto (the “SPA”), (y) upon the exercise of the Warrants (as defined in the SPA) in accordance with the Warrant Agreement (as defined in the SPA) or otherwise and (z) following the Non-Voting Common Stock Articles Supplementary Effective Date, upon conversion of the Non-Voting Common Stock in accordance with the Articles of Incorporation or otherwise) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion or otherwise pursuant to the terms of the Series B Preferred Stock, Non-Voting Common Stock or Warrants (as the case may be) without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Holder (each, an “Existing Buyer”) shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Series B Preferred Stock, Non-Voting Common Stock, Warrants or otherwise pursuant to the terms of the SPA, the Articles of Incorporation or the Warrant Agreement, shares of Common Stock in an amount greater than the difference between (i) the Exchange Cap as of the Closing Date (as defined in the SPA) minus (ii) the sum of (1) the aggregate number of shares of Common Stock issued to such Existing Buyer on the Closing Date plus (2) the aggregate number of shares of Common Stock issued to other investors on the Closing Date (with respect to such Existing Buyer, the “Exchange Cap Allocation”). In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s Series B Preferred Stock, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation with respect to such portion of such Series B Preferred Stock so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of such Existing Buyer’s Series B Preferred Stock, Non-Voting Common Stock or Warrants, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series B Preferred Stock or Non-Voting Common Stock and such Existing Buyer’s exercise in full of such Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining Existing Buyers of Series B Preferred Stock, Non-Voting Common Stock or Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Series B Preferred Stock, Non-Voting Common Stock or Warrants then held by each such Existing Buyer of Series B Preferred Stock, Non-Voting Common Stock or Warrants.

IN WITNESS WHEREOF, PATHFINDER BANCORP, INC. has caused these Articles Supplementary to the Articles of Incorporation to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary, under penalties of perjury, each of whom has been duly authorized by the Board of Directors of the Corporation to execute and attest to these Articles Supplementary this 8th day of May, 2019.

WITNESS		PATHFINDER BANCORP, INC.

By:	/s/ James A. Dowd	By:	/s/ Thomas W. Schneider
Name:	James A. Dowd	Name:	Thomas W. Schneider
Title:	Secretary		President and Chief Executive Officer

ARTICLES OF AMENDMENT

OF

ARTICLES SUPPLEMENTARY

OF

SERIES B CONVERTIBLE PERPETUAL PREFERRED STOCK

OF

PATHFINDER BANCORP, INC.

Pursuant to Section 2-208 of Maryland General Corporation Law and Article 5 of its Articles of Incorporation, Pathfinder Bancorp, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), does hereby certify as follows:

1.

The Corporation’s Articles Supplementary related to the Series B Convertible Perpetual Preferred Stock was filed with the Maryland State Department of Assessments and Taxation on May 8, 2019 (the “Articles Supplementary”).

2.

These Articles of Amendment to the Articles Supplementary amends the Articles Supplementary as set forth below, was duly adopted by the Board of Directors in accordance with the provisions of Section 2-208 of Maryland General Corporation Law and Article 5 of its Articles of Incorporation.

3.	The Articles Supplementary are hereby amended by deleting Article 2 and replacing such section with the following:

2. Designation; Number of Shares. The series of shares of Preferred Stock hereby authorized shall be designated the “Series B Convertible Perpetual Preferred Stock” (“Series B Preferred Stock”). The number of authorized shares of the Series B Preferred Stock shall be 1,506,000 shares. The Series B Preferred Stock shall have a par value of $0.01 per share. Each share of Series B Preferred Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Series B Preferred Stock is identical in all respects to every other share of Series B Preferred Stock.

4.	These Articles of Amendment, and the amendment effected hereby, shall become effective upon filing.

[Signature Page Follows]

IN WITNESS WHEREOF, PATHFINDER BANCORP, INC. has caused these Articles of Amendment to the Articles Supplementary to the Articles of Incorporation to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary, under penalties of perjury, each of whom has been duly authorized by the Board of Directors of the Corporation to execute and attest to these Articles Supplementary this 12th day of November, 2020.

WITNESS		PATHFINDER BANCORP, INC.

By:	/s/ William O’Brien	By:	/s/ Thomas W. Schneider
Name:	William O’Brien	Name:	Thomas W. Schneider
Title:	Secretary		President and Chief Executive Officer

Appendix C

WARRANT AGREEMENT

WARRANT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

WARRANT

to purchase

125,000

Shares of Common Stock of

Pathfinder Bancorp, Inc.

a Maryland Corporation

Issue Date: May 8, 2019

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked pursuant to Section 15. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be split equally by the Company and the Warrantholder.

“Articles of Incorporation” means the Articles of Incorporation of the Company and all amendments thereto, as amended as of the date hereof.

“Bloomberg” means Bloomberg, L.P.

“Board” means the Board of Directors of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Warrantholder. If the Company and the Warrantholder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

“Common Stock” means the Voting Common Stock or Non-Voting Common Stock, as applicable, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means Pathfinder Bancorp, Inc., a Maryland corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options granted prior to the date of issuance of this Warrant, and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant, in the case of options, or the Fair Market Value of the restricted stock units or other equity based awards not requiring payment of an exercise price by the grantee, equals or exceeds the Market Price of a share of Common Stock on the date of such grant and (C) shares of Common Stock issued upon the conversion of shares of the Series B Preferred Stock.

“Exercise Price” means $14.25 per share of Common Stock, subject to adjustment from time to time in accordance with Section 13.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith, assuming a willing buyer and a willing seller, provided that no minority or illiquidity discount or control premium shall be taken into account and no consideration shall be given to any restrictions on transfer or the existence or absence of, or any limitations on, voting rights. If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 15 shall be used to determine Fair Market Value.

“Investor” means Castle Creek Capital Partners VII, L.P.

“Market Price” means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Voting Common Stock (or other relevant Capital Stock) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Voting Common Stock (or other relevant Capital Stock) is so listed or quoted, or if the Voting Common Stock (or other relevant Capital Stock) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Voting Common Stock (or other relevant Capital Stock) in the over-the-counter market as reported on the OTC Bulletin Board or by Pink Sheets LLC or similar organization. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of the Voting Common Stock shall be deemed to be the fair market value per share of such security as mutually determined by the Company and the Warrantholder, and if the Company and the Warrantholder cannot agree on the Market Price, the fair value will be determined using the procedures described in Section 15. The Market Price of the Series B Preferred Stock and the Non-Voting Common Stock shall be based on the Market Price of the Voting Common Stock.

“Non-Voting Common Stock” means the Company’s non-voting common stock, par value $0.01 per share.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Permissible Transfer” means a transfer by the holder of this Warrant (i) to the Corporation; (ii) in a widely distributed public offering of Warrants, Voting Common Stock, Series B Preferred Stock or Non-Voting Common Stock; (iii) that is part of an offering that is not a widely distributed public offering of Warrants, Voting Common Stock, Series B Preferred Stock or Non-Voting Common Stock, but is one in which no one transferee (or group of associated transferees) acquires the right to receive or purchase two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Warrants, Voting Common Stock, Series B Preferred Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer; or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) if the Federal Reserve has expressly approved any conversion into voting securities that is contemplated by such transaction.

“Principal Market” means the NASDAQ Capital Market.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares of Common Stock for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase of shares of Common Stock with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“SEC” has the meaning given to it in Section 12.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of May 8, 2019, between the Company and the Investor, including all schedules and exhibits thereto.

“Series B Preferred Stock” means the Company’s convertible perpetual preferred stock, series A, par value $0.01 per share. Until such time as the Company has authorized a class of Non-Voting Common Stock, all references herein to Non-Voting Common Stock shall be to Series B Preferred Stock.

“Shares” has the meaning given to it in Section 2.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, bank, savings bank, association or other entity of which such Person (i) owns or controls 50.1% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 50.1% or more of the outstanding equity securities is owned directly or indirectly by its parent or (ii) is a general partner.

“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

“Voting Common Stock” means the Company’s voting common stock, par value $0.01 per share

“Warrantholder” has the meaning given to it in Section 2.

“Warrant” means this Warrant, issued to the Investor pursuant to the Securities Purchase Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, the Investor, its Affiliates or its registered assigns (individually and collectively, the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part 125,000 fully paid and nonassessable shares of Non-Voting Common Stock or, in the case of a transferee following a Permissible Transfer, Voting Common Stock, in each case, as the same may be adjusted from time to time pursuant to the terms of this Warrant (the “Shares”), at a purchase price per share equal to the Exercise Price. The Exercise Price is subject to adjustment as provided herein, and all references to “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. (a) To the extent permitted by this Warrant, including Section 25 hereof, and applicable laws and regulations, the right to purchase the Shares pursuant to this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh (7th) anniversary of the date of issuance of the Warrant, by: (i) delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Warrantholder at the last address of the Warrantholder as it shall appear upon the warrant register of the Company) of a duly executed Form of Notice of Exercise, the form of which is annexed hereto, in accordance with Section 20; and (ii) within three (3) trading days after the date said Notice of Exercise is delivered to the Company, payment to the Company of the aggregate Exercise Price in respect of the Shares thereby purchased by cash, certified or cashier’s check or wire transfer in immediately available funds to an account designated by the Company, unless the Warrantholder elects to exercise the cashless exercise procedure described in Section 3(b) below. Notwithstanding anything herein to the contrary, the Warrantholder shall not be required to physically surrender this Warrant to the Company until the Warrantholder has purchased all of the Shares available hereunder and the Warrant has been exercised in full in which case, the Warrantholder shall surrender this Warrant to the Company for cancellation within three (3) trading days after the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased. If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days from the date of delivery of the applicable aggregate Exercise Price, a new warrant in substantially identical form and of the same tenor for the purchase of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. The Warrantholder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Shares hereunder, the number of Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Warrantholder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Market Price on the trading day immediately preceding the date on which the Warrantholder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price; and

(X) = the number of Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

4. Issuance of Shares; Authorization. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. In lieu of delivering certificates, at the Warrantholder’s sole election, the Company shall issue Shares issued upon exercise of this Warrant electronically in book-entry form. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times hereafter reserve and keep available, out of its authorized but unissued Capital Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Capital Stock then issuable upon exercise of this Warrant. The Company will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment in an amount equal to such fraction multiplied by the Market Price of the Voting Common Stock on the date of exercise.

6. No Rights as Shareholders; Transfer Books; Limitation of Liability. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant. Nothing contained in this Warrant shall give rise to any liability of the Warrantholder, whether such liability is asserted by the Company or its creditors.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or tax (which does not include any federal or state income or stock transfer tax) or other incidental expense in respect of the issuance of such certificates, all of which taxes (which do not include any federal or state income or stock transfer tax) and expenses shall be paid by the Company.

8. Transfer/Assignment. Subject to compliance with applicable securities laws, without obtaining the consent of the Company to assign or transfer this Warrant, and provided that such assignment or transfer is a Permissible Transfer or is made to an Affiliate of the Warrantholder, this Warrant and all rights hereunder are transferable and assignable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, as promptly as reasonably practicable, of the same tenor and date as this Warrant but registered in the name of the transferee or assignee and if the Warrantholder’s entire interest is not being transferred or assigned, in the name of the Warrantholder, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Warrantholder (which consent may be withheld for any reason or no reason at all). This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company in a Business Combination or acquisition of all or substantially all of the Company’s assets, and in such case, all of the obligations of the Company hereunder shall survive such Business Combination or acquisition.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder (and any transferee or assignee that becomes a Warrantholder) as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a letter from the Warrantholder notifying the Company of the same, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant, in identical form, of like tenor and representing the right to purchase the same aggregate number of shares of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. For so long as the Company is subject to the reporting obligation of the Securities Act and the Exchange Act, the Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder submitted subsequent to the Company becoming subject to the reporting obligations of the Securities Act and the Exchange Act, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares into which this Warrant is to be convertible pursuant to Section 2 of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication and the adjustment that has the highest value relative to the rights and interests of the Warrantholder shall be made; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of any applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.

(A) Common Stock Issued at Less Than the Market Price.

(i) If the Investor through its Board Observer or Board Representative (as such terms are defined in the Securities Purchase Agreement) objects to the Company issuing or selling any of the securities described in this Section, and if the Company issues or sells, or agrees to issue or sell, any Common Stock, Series B Preferred Stock, Non-Voting Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock, Series B Preferred Stock or Non-Voting Common Stock (or are otherwise linked to Common Stock), other than Excluded Stock, for consideration per share less than the Market Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (2) the total number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock (or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock)) so issued or sold would purchase at the Market Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (including the number of shares of Common Stock into which such other securities are convertible or for which such other securities are exchangeable or exercisable). In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii) For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1) In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a) the aggregate maximum number of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b) the aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c) on any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d) if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B) Dividends, Distributions, Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock, which such Warrantholder would have owned or been entitled to receive on such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, split, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock other than shares referred to in Section 13(A)(i), (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of other securities, assets or cash (excluding dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed. Notwithstanding anything to the contrary herein, if the Company declares a dividend or makes a distribution as described in this Section 13(C), the Warrantholder may elect, in its sole and absolute discretion, to participate in such dividend or distribution in lieu of receiving the adjustment to the Exercise Price as described in this Section 13(C). In the event of such an election, the dividend or distribution that the Warrantholder is entitled to receive shall be based on the amount of the dividend or distribution that the Warrantholder would have received if it had exercised this Warrant in its entirety immediately prior to the record date of such dividend or distribution, as applicable. For the avoidance of doubt, the election under this Section 13(C) shall have no effect on any provisions of this Warrant other than as expressly set forth in this Section 13(C).

(D) Certain Repurchases of Common Stock. If the Investor through its Board Observer or Board Representative (as such terms are defined in the Securities Purchase Agreement) objects to the Company effecting a Pro Rata Repurchase of Common Stock and the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Voting Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) (x) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately prior to such Pro Rata Repurchase minus (y) the number of shares of Voting Common Stock and Non-Voting Common Stock so repurchased and (ii) the Market Price per share of Voting Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of (x) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E) Business Combinations. In case of any Business Combination, reorganization or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), or the sale, transfer or otherwise disposal of all or substantially all of the Company’s property, assets or business to another Person, any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or other event shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Shares issuable (at the time of such Business Combination or other event) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or other event would have been entitled to receive upon consummation of such Business Combination or other event; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination or other event, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon exercise of this Warrant following the consummation of such Business Combination or other event, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant. In case of any such Business Combination or other event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder.

(F) Dissolution, Total Liquidation or Winding Up. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, then the Company shall provide the Warrantholder with written notice of the date on which such dissolution, liquidation or winding-up shall take place (and, in any event, not less than thirty (30) days before any date set for definitive action). Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Warrantholder shall be entitled to receive upon surrender of this Warrant the cash, securities or other property, less the Exercise Price for this Warrant then in effect, that the Warrantholder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash, securities or other property, any and all rights of the Warrantholder to exercise this Warrant shall terminate in their entirety. If the cash, securities or other property distributable in the dissolution, liquidation or winding-up has a Fair Market Value which is less than the Exercise Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

(G) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares issuable upon the exercise of this Warrant shall be made if the amount of such adjustment would be less than $0.50 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.50 or 1/10th of a share of Common Stock, respectively, or more.

(H) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Shares issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional Share; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(J) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares issuable upon exercise of this Warrant shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares issuable upon exercise of this Warrant after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(K) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares issuable upon exercise of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(J), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least five (5) days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten (10) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(L) No Impairment. The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(M) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, stock exchange (if applicable) or shareholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon conversion or exercise of this Warrant pursuant to this Section 13.

(N) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in the Exercise Price made hereunder would reduce the Exercise Price to an amount below zero, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to zero.

14. Registration Rights. The Warrantholder and its assignees are entitled to the benefit of such registration rights in respect of the Shares as are set forth in the Registration Rights Agreement, dated as of the date hereof, between the Company and Warrantholder, including the right to assign such rights as set forth therein.

15. Contest and Appraisal Rights. Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If the Warrantholder shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Warrantholder’s receipt of the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price or Fair Market Value is disputed, such dispute shall be resolved through the Appraisal Procedure.

16. Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrantholder that (A) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant, (B) there are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of this Warrant and (C) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of this Warrant do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s Capital Stock or assets pursuant to, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court of administrative or governmental body or agency pursuant to, the Company’s articles of incorporation or bylaws or any law in effect as of the date hereof to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval or exemption that has been obtained.

17. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware and for all purposes shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

18. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

19. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

20. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by facsimile or e-mail upon confirmation of receipt, (B) one Business Day after the date of dispatch if delivered by a nationally recognized overnight courier service, or (C) three Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or facsimile number and/or email address and/or to the attention of such other person as the Company or the Warrantholder may designate from time to time by written notice to the other party.

If to the Company, to:

Pathfinder Bancorp, Inc.

214 West First Street

Oswego, NY 13126

Attention: Thomas Schneider

Email: twschneider@pathfinderbank.com

with copies to (which copy alone shall not constitute notice):

Luse Gorman, PC

5335 Wisconsin Avenue, NW, Suite 780

Washington, DC 20015

Attention: Benjamin Azoff, Esq.

Email: bazoff@luselaw.com

If to the Warrantholder, to:

Castle Creek Capital Partners VII, LP

C/O Castle Creek Capital LLC

6051 El Tordo, PO Box 1329

Rancho Santa Fe, CA 92067

Attn: Tony Scavuzzo

Facsimile: 858-756-8301

with copies to (which copy alone shall not constitute notice):

Sidley Austin LLP

1999 Avenue of the Stars

Los Angeles, CA 90067

Attn: Vijay Sekhon

Facsimile: 310-595-9501

21. Remedies. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Warrantholder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Warrantholder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Warrantholder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Warrantholder, and all fees, costs and expenses of appeals, incurred or expended by the Warrantholder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced, subject to Section 18 hereof. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

22. Severability. Any provision of this Warrant that is prohibited or unenforceable shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provision of this Warrant.

23. Waiver. Failure of any party to exercise any right or remedy under this Warrant, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

24. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Warrant and the consummation of the transactions contemplated hereby.

25. Limitation on Voting Securities. Notwithstanding anything in this Warrant to the contrary, (i) this Warrant shall not be exercisable for shares of Voting Common Stock to the extent any such exercise would cause the Warrantholder to exceed 9.9% of any class of voting securities of the Company (or 24.9% if the Bank Regulatory Approvals (as defined in the Securities Purchase Agreement) have been obtained with respect to such Warrantholder); and (ii) upon the request of the Warrantholder that it not be issued Voting Common Stock in whole or in part upon the exercise of this Warrant, the Company shall cooperate with such Shareholder to modify the proposed issuance of Common Stock to the Warrantholder to provide for the issuance of Series B Preferred Stock, Non-Voting Common Stock or other non-voting securities in lieu of Voting Common Stock. All of the representations, warranties, covenants, agreements and other provisions in this Warrant shall apply, mutatis mutandis, to any such Series B Preferred Stock, Non-Voting Common Stock or other non-voting securities.

26. Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with each issuance of such shares (x) pursuant to the Securities Purchase Agreement, (y) upon the conversion of the Series B Preferred Stock in accordance with the Articles of Incorporation or otherwise and (z) upon conversion of the Non-Voting Common Stock in accordance with the Articles of Incorporation or otherwise) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion or otherwise pursuant to the terms of the Series B Preferred Stock, Non-Voting Common Stock or Warrants (as the case may be) without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Warrantholder. Until such approval or such written opinion is obtained, no Warrantholder (each, an “Existing Buyer”) shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Series B Preferred Stock, Non-Voting Common Stock, this Warrant or otherwise pursuant to the terms of the Securities Purchase Agreement, the Articles of Incorporation or this Warrant, shares of Common Stock in an amount greater than the difference between of (i) the Exchange Cap as of the Issuance Date minus (ii) the sum of of (1) the aggregate number of shares of of Common Stock issued to such Existing Buyer on the Closing Date (as defined in the Securities Purchase Agreement) plus (2) the aggregate number of shares of Common Stock issued to other investors on the Closing Date (with respect to such Existing Buyer, the “Exchange Cap Allocation”). In the event that such Existing Buyer shall sell or otherwise transfer any of such Existing Buyer’s Warrant, the transferee shall be allocated a pro rata portion of such Existing Buyer’s Exchange Cap Allocation with respect to such portion of such Warrant so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of such Existing Buyer’s Series B Preferred Stock, Non-Voting Common Stock or Warrants, the difference (if any) between such Existing Buyer’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Existing Buyer upon such Existing Buyer’s conversion in full of such Series B Preferred Stock or Non-Voting Common Stock and such Existing Buyer’s exercise in full of such Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining Existing Buyers of Series B Preferred Stock, Non-Voting Common Stock or Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Series B Preferred Stock, Non-Voting Common Stock or Warrants then held by each such Existing Buyer of Series B Preferred Stock, Non-Voting Common Stock or Warrants. In the event that the Company is then prohibited from issuing any shares of Common Stock pursuant to this Section 26 (the “Exchange Cap Shares”), in lieu of issuing and delivering such Exchange Cap Shares to the Warrantholder, the Company shall pay cash to the Warrantholder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares (the “Exchange Cap Payment Amount”) at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Warrantholder delivers the applicable Notice of Exercise with respect to such Exchange Cap Shares to the Company and ending on the date of such payment under this Section 26 and (y) to the extent the Warrantholder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Warrantholder incurred in connection therewith.

27. Captions; Construction; Interpretation. The captions in this Warrant are for convenience of reference only, do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

28. Entire Agreement. This Warrant and the forms attached hereto, and the Securities Purchase Agreement (and the other Transaction Documents as defined in the Securities Purchase Agreement), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer as of the date first herein above written.

PATHFINDER BANCORP, INC.

By:	/s/ Thomas Schneider
Name: Thomas Schneider
Title: President and Chief Executive Officer

Acknowledged and Agreed:

CASTLE CREEK CAPITAL PARTNERS VII, L.P.

By:	/s/ Tony Scavuzzo
Name: Tony Scavuzzo
Title: Principal

[Form of Notice of Exercise]

Date:

TO: Pathfinder Bancorp, Inc.

RE: Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of Shares set forth below covered by such Warrant. The undersigned hereby agrees to pay the aggregate Exercise Price for such Shares in accordance with Section 3 of the Warrant.

Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	the cancellation of such number of Shares as is necessary, in accordance with the formula set forth in subsection 3(b), to exercise this Warrant with respect to the number of Shares indicated.

A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel to the effect that such transfer will not require registration of the Warrant of the Shares pursuant to any applicable securities laws is attached hereto with respect to the transfer of such warrant.

Number of Shares:

Name and Address of Person to be Issued New Warrant:

Holder:

By:
Name:
Title:

MMMMMMMMMMMM PATHFINDER BANCORP INC. MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) Your vote matters – here’s how to vote! ADD 1 You may vote online or by phone instead of mailing this card. ADD 2 OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE ADD 3 AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/PBHC Annual Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5, 6 AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. + 1. Election of Directors For Withhold For Withhold For Withhold 01 - John P. Funiciello 02 - Thomas W. Schneider 03 - Lloyd “Buddy” Stemple For Against Abstain 1 Year 2 Years 3 Years Abstain 2. An advisory vote on executive compensation (“Say-on-Pay”); 3. An advisory vote on the frequency of future “Say-on-Pay” votes; For Against Abstain For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as 5. The approval of an amendment to the Company’s Articles of our independent registered public accounting firm for the year Incorporation to authorize Non-Voting Common Stock; ending December 31, 2021; For Against Abstain For Against Abstain 6. The approval, for purposes of NASDAQ Rule 5635(d), of the 7. The adjournment of the Annual Meeting; potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the Warrant; B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890                J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 501328 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03FN9C

The 2021 Annual Meeting of Shareholders of PATHFINDER BANCORP, INC. will be held on June 4, 2021 at 10:00 A.M. EST, virtually via the internet at www.meetingcenter.io/221214620. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — PBHC2021. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — PATHFINDER BANCORP, INC. + ANNUAL MEETING OF SHAREHOLDERS JUNE 4, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held virtually with the hosting link www.meetingcenter.io/221214620 on June 4, 2021 at 10:00 A.M. EST. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5, 6, AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE AND FOR EVERY “3 YEARS” ON PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 30, 2021. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +

PATHFINDER BANCORP INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5, 6 AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. + 1. Election of Directors For Withhold For Withhold For Withhold 01 - John P. Funiciello 02 - Thomas W. Schneider 03 - Lloyd “Buddy” Stemple For Against Abstain 1 Year 2 Years 3 Years Abstain 2. An advisory vote on executive compensation (“Say-on-Pay”); 3. An advisory vote on the frequency of future “Say-on-Pay” votes; For Against Abstain For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as 5. The approval of an amendment to the Company’s Articles of our independent registered public accounting firm for the year Incorporation to authorize Non-Voting Common Stock; ending December 31, 2021; For Against Abstain For Against Abstain 6. The approval, for purposes of NASDAQ Rule 5635(d), of the 7. The adjournment of the Annual Meeting; potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the Warrant; B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 501328 + 03FNAC

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS JUNE 4, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held virtually with the hosting link www.meetingcenter.io/221214620 on June 4, 2021 at 10:00 A.M. EST. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5, 6, AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE AND FOR EVERY “3 YEARS” ON PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 30, 2021. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PATHFINDER BANCORP INC. MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. MR A SAMPLE DESIGNATION (IF ANY) OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE ADD 1 AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING. ADD 2 Votes submitted electronically must be ADD 3 received by 11:00am, Eastern Time, on ADD 4 MMMMMMMMM ADD 5 May 26, 2021. ADD 6 Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/PBHC ESOP VOTE AUTHORIZATION FORM 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4, 5, 6 AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. + 1. Election of Directors For Withhold For Withhold For Withhold 01 - John P. Funiciello 02 - Thomas W. Schneider 03 - Lloyd “Buddy” Stemple For Against Abstain 1 Year 2 Years 3 Years Abstain 2. An advisory vote on executive compensation (“Say-on-Pay”); 3. An advisory vote on the frequency of future “Say-on-Pay” votes; For Against Abstain For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as 5. The approval of an amendment to the Company’s Articles of our independent registered public accounting firm for the year Incorporation to authorize Non-Voting Common Stock; ending December 31, 2021; For Against Abstain For Against Abstain 6. The approval, for purposes of NASDAQ Rule 5635(d), of the 7. The adjournment of the Annual Meeting; potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the Warrant; B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 501328 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03FNBB

The 2021 Annual Meeting of Shareholders of PATHFINDER BANCORP, INC. will be held on June 4, 2021 at 10:00 A.M. EST, virtually via the internet at www.meetingcenter.io/221214620. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — PBHC2021. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS JUNE 4, 2021 This ESOP Vote Authorization Form is solicited by the ESOP Trustee The ESOP participant signing on the reverse side hereby directs the ESOP Trustee to vote all shares of common stock of Pathfinder Bancorp, Inc. as to which the ESOP participant is entitled to direct the voting at the Annual Meeting of Shareholders (“Annual Meeting”), will be held virtually with the hosting link www.meetingcenter.io/221214620 on June 4, 2021 at 10:00 A.M. EST. The ESOP Trustee is authorized to cast all votes with respect to the shares allocated to the ESOP Participant’s account as indicated on the reverse side. THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THE ESOP VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED “FOR” PROPOSALS 1, 2, 4, 5, 6 AND 7 AND FOR EVERY “3 YEARS” ON PROPOSAL 3. THE ESOP TRUSTEE WILL VOTE ANY SHARES FOR WHICH IT HAS RECEIVED NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM THE PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Please complete, date, sign and mail this proxy card in the enclosed postage-paid envelope. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +